UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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NOVATION COMPANIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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NOVATION COMPANIES, INC.
500 Grand Boulevard, Suite 201B
Kansas City, MO 64106

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 4, 2018

To Our Shareholders:

You are cordially invited to attend the 2018 annual meeting of shareholders (the “Annual Meeting”) of Novation Companies, Inc., a Maryland corporation (the “Company”), to be held on October 4, 2018, at 2:00 p.m., Central Daylight Time, at Hampton Inn, 801 Walnut Street, Kansas City, Missouri 64106 for the following purposes:

1.	to elect five directors to serve until the Company’s 2019 annual meeting of shareholders and until their successors are duly elected and qualify;
2.	to approve an amendment to the Company’s Articles of Amendment and Restatement to increase the number of authorized shares of the Company’s common stock to 780 million, to be filed with the State Department of Assessments and Taxation of the State of Maryland at the discretion of the Company’s Board of Directors at any time during the 12 months following the date of the Annual Meeting;
3.	to approve the continuation of the Company’s Rights Agreement designed to protect the tax benefits of the Company’s net operating loss carryforwards;
4.	to approve an amendment to the Company’s 2015 Incentive Stock Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 12 million;
5.	to ratify the selection of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
6.	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and
7.	to transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The accompanying proxy statement sets forth additional information regarding the Annual Meeting, and provides you with detailed information regarding the business to be considered at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

The Company’s Board of Directors has fixed the close of business on August 31, 2018 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote your shares promptly by signing and returning the enclosed proxy card or voting instruction card in the envelope provided, or submitting your proxy over the Internet in accordance with the instructions provided on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors

David W. Pointer
Chief Executive Officer and Chairman of the Board

Kansas City, MO

September 6, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on October 4, 2018: The proxy statement and the Company’s annual report to shareholders are available electronically free of charge at www.investorvote.com/NOVC.

ANNEX A – FORM OF AMENDMENT TO ARTICLES OF AMENDMENT AND RESTATEMENT

ANNEX B – FORM OF RIGHTS AGREEMENT, AS AMENDED

ANNEX C – FORM OF AMENDED 2015 INCENTIVE STOCK PLAN

PROXY STATEMENT

The Board of Directors (the “Board”) of Novation Companies, Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), is furnishing this proxy statement in connection with its solicitation of proxies for use at our 2018 annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, October 4, 2018, at 2:00 p.m., Central Daylight Time, at Hampton Inn, 801 Walnut Street, Kansas City, Missouri 64106. This proxy statement, along with a Notice of Annual Meeting of Shareholders and a proxy card or voting instruction card, are being mailed to shareholders beginning on or about September 6, 2018.

GENERAL INFORMATION

Attending the Annual Meeting

You can attend the Annual Meeting only if you were a shareholder at the close of business on August 31, 2018, the record date for the Annual Meeting (the “Record Date”), or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your admission to the Annual Meeting. If you are not a shareholder of record, but hold shares in “street name” through a broker, bank or nominee, you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on October 4, 2018, at 2:00 p.m., Central Daylight Time. You should allow adequate time for check-in procedures.

Record Date and Voting Rights

Holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on the Record Date are entitled to notice of, and to vote at the Annual Meeting. As of the Record Date, 99,340,653 shares of Common Stock were outstanding. Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

Voting

You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•	By the Internet. Specific instructions for shareholders of record who wish to vote over the Internet are set forth on the enclosed proxy card. Shareholders of record will not be able to vote by telephone. If you own shares held in street name, you will receive voting instructions from your broker, bank or nominee and may vote by telephone or the Internet if they offer those alternatives. Please note that Internet voting for shareholders of record will close at 1:00 a.m. Eastern Time on October 4, 2018.
•	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

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If you properly submit your proxy over the Internet, or you properly sign and return a proxy card or voting instruction card, your shares will be voted as you direct. If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the recommendations of the Board as follows: “FOR” the election of the director nominees; “FOR” the amendment to the Company’s Articles of Amendment and Restatement to increase the number of authorized shares of Common Stock to 780 million, to be filed with the State Department of Assessments and Taxation of the State of Maryland at the discretion of the Company’s Board of Directors at any time during the 12 months following the date of the Annual Meeting (the “Charter Amendment Proposal”); “FOR” the approval of the continuation of the Company’s Rights Agreement designed to protect the tax benefits of the Company’s net operating loss carryforwards; “FOR” the approval of an amendment to the Company’s 2015 Incentive Stock Plan (the “2015 Plan”) to increase the number of shares of Common Stock authorized and reserved for issuance thereunder to 12 million; “FOR” the ratification of the selection of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and “FOR” the approval of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers.

If for any reason any director nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the director nominees will not stand for election. If any matters other than the six items of business described in this proxy statement are properly presented for consideration at the Annual Meeting, persons named on the voting website and your voting card will have the discretion to vote your shares for you on those matters. We are not aware of any other business to be acted upon at the Annual Meeting other than as set forth herein.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Revoking your Proxy

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by (1) following the instructions given for changing your vote over the Internet or delivering a valid written proxy with a later date than the previous proxy, (2) delivering a written statement to the Corporate Secretary that the proxy is revoked, or (3) attending the Annual Meeting and voting in person. If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee.

Solicitation of Proxies

The costs of this solicitation by the Board will be borne by the Company. Proxy solicitations will be made by mail, telephone, facsimile and e-mail. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

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Abstentions and Broker Non-Votes

Abstentions are not considered “votes cast” under Maryland law, and will not affect the outcome of the election of directors or Proposals 3-6. Abstentions will have the same effect as votes “Against” the Charter Amendment Proposal.

If you own shares held in “street name” and do not provide your bank, brokerage firm or other nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a bank, brokerage firm or other nominee is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting, will not affect the outcome of the election of directors or Proposals 3-6, and will have the same effect as votes “Against” the Charter Amendment Proposal.

Votes Required for Approval of Proposals

A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 49,670,327 shares, is represented at the Annual Meeting, either in person or by proxy. Abstentions and broker non-votes will be considered present for the purpose of establishing a quorum.

Proposal 1: Election of Directors. Each of the five director nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as a director. You may withhold votes from any or all nominees.

Proposal 2: Charter Amendment Proposal. The affirmative vote of a majority of the votes entitled to be cast on this proposal at the Annual Meeting is required for approval of the Charter Amendment Proposal.

Proposal 3: Continuation of Rights Agreement. The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for approval of the continuation of the Rights Agreement.

Proposal 4: Approval of Amendment to 2015 Plan. The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for approval of the amendment to the 2015 Plan to increase the number of shares of Common Stock authorized and reserved for issuance thereunder to 12 million.

Proposal 5: Ratification of Auditors. The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for ratification of the selection of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Proposal 6: Advisory Vote on Executive Compensation. The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for approval of the non-binding advisory resolution to approve the compensation of the Company’s named executive officers.

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Additional Materials

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”) is enclosed with this Proxy Statement. Shareholders may request another free copy of the 2017 Form 10-K and other financial information by contacting us at:

Novation Companies, Inc.
500 Grand Boulevard, Suite 201B
Kansas City, Missouri 64106

Alternatively, current and prospective investors can access the 2017 Form 10-K at www.investorvote.com/NOVC. We also will furnish any exhibit to the 2017 Form 10-K if specifically requested. Our SEC filings also are available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations section of our website (under “Financials”) at www.novationcompanies.com/investors.

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PROPOSAL 1 – ELECTION OF DIRECTORS

There are five nominees for election to the Board at the Annual Meeting: Howard M. Amster, Howard Timothy Eriksen, Barry A. Igdaloff, Lee D. Keddie and David W. Pointer, all of which currently serve as directors of the Company. Mr. Pointer, who was appointed to serve as the Company’s Chief Executive Officer, director and Chairman of the Board on March 27, 2018, initially was recommended to the Nominating and Corporate Governance Committee by Jeffrey E. Eberwein, then our Executive Chairman (resigned on March 27, 2018). Messrs. Eriksen and Keddie, who were appointed to the Board on April 12, 2018, initially were recommended to the Nominating and Corporate Governance Committee by Mr. Pointer.

Each director is elected annually to serve until our next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

Set forth below is certain information regarding each nominee for director and our executive officers, including such person’s name, age, principal occupation and business experience for at least the past five years and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Director Nominees

Howard M. Amster, age 70, has been a member of the Board since 2009. Mr. Amster currently is an owner and operator of multiple real estate investments. Since March 1998, Mr. Amster has served as President of Pleasant Lake Apts. Corp., the corporate general partner of Pleasant Lake Apts. Limited Partnership. Mr. Amster also serves as a director of Maple Leaf Financial, Inc., the holding company for Geauga Savings Bank, and newAX, Inc. (formerly Astrex, Inc.). Since June 2015, Mr. Amster also has served as a Financial Advisor at McDonald Partners, LLC, a securities brokerage firm. From 2000 to May 2015, Mr. Amster served as a Principal with Ramat Securities Ltd., a securities brokerage firm. From 1992 to 2000, Mr. Amster was an investment consultant with First Union Securities (formerly EVEREN Securities and formerly Kemper Securities).

The Board believes Mr. Amster’s qualifications to serve on the Board include his investment expertise and his experience as a director of public companies.

Howard Timothy Eriksen, age 49, has been a member of the Board since April 2018. Mr. Eriksen has been the Chief Executive Officer and Interim Chief Financial Officer of Solitron Devices, Inc. (“Solitron”), a manufacturer of solid-state semiconductor components, since July 2016. Mr. Eriksen also serves as the Managing Member of Eriksen Capital Management LLC (“ECM”), a Lynden, Washington based investment advisory firm that he founded in 2005. Previously, Mr. Eriksen worked for Walker’s Manual, Inc., a publisher of books and newsletters on micro-cap stocks, unlisted stocks and community banks, from 2004 to 2005, and prior to that for Kiewit Pacific Co, a subsidiary of Peter Kiewit Sons, a construction and mining services company, as an administrative engineer on the Benicia Martinez Bridge project. Mr. Eriksen has been a member of the board of directors of Solitron since August 2015. Mr. Eriksen received a Bachelor of Arts from The Master’s University and a Master of Business Administration from Texas A&M University.

The Board believes that Mr. Eriksen’s qualifications to serve on the Board include his financial expertise and operating experience at other small-cap companies.

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Barry A. Igdaloff, age 63, has been a member of the Board since 2009. Mr. Igdaloff has served as the sole proprietor of Rose Capital, a registered investment advisor in Columbus, Ohio, since 1995. Mr. Igdaloff has been a director of Dynex Capital, Inc. since 2000. Previously, Mr. Igdaloff was a director of Guest Supply, Inc. prior to its acquisition by Sysco Foods in 2001. Prior to entering the investment business, Mr. Igdaloff was an employee of Ernst & Whinney’s international tax department. Mr. Igdaloff is a non-practicing CPA and a non-practicing attorney.

The Board believes Mr. Igdaloff’s qualifications to serve on the Board include his financial expertise and years of experience as an investment advisor, attorney, CPA, and director of public companies.

Lee D. Keddie, age 49, has been a member of the Board since April 2018. Mr. Keddie has been President and Chief Executive Officer of CompuMed Inc. (OTC:CMPD) (“CompuMed”), an enterprise telemedicine solutions company, since November 2015. In addition, he has been President and Chief Executive Officer of Value Creation Management Group LLC, a company that invests in and provides consulting to companies that need operational improvement, since September 2014. Previously, Mr. Keddie spent 13 years with HKX, Inc., a developer of control systems for excavators, as a Co-Owner, President & General Manager, from January 1999 to September 2013. Prior to his business leadership roles, Mr. Keddie spent over eight years in both the commercial and military sectors of the aircraft industry. He has been a member of the board of directors of CompuMed Inc. since November 2014 and of Stephan Co. (OTC:SPCO), a manufacturer of hair care products, since March 2015. Mr. Keddie was a board member of Essex Rental Corp. (NASDAQ:ESSX), a company that rents and distributes construction lifting equipment, from June 2015 to February 2017. Mr. Keddie is a professional engineer, and received an Honors Co-op Mechanical Engineering Degree from the University of Waterloo, and spent two additional years at the University of Toronto in Aerospace Studies.

The Board believes Mr. Keddie’s qualifications to serve on the Board include his extensive operating expertise and experience as a director of public companies.

David W. Pointer, age 48, has been our Chief Executive Officer and Chairman of the Board since March 2018. He has served as the Managing Partner of V.I. Capital Management, LLC, a registered investment advisory firm that he founded, since January 2008. Prior to that, Mr. Pointer was a Senior Portfolio Manager and Senior Vice President at ICM Asset Management, an employee owned investment manager, from September 2003 to September 2007, as well as Portfolio Manager at AIM/INVESCO Investments, an investment management firm, from July 1999 to August 2003. Mr. Pointer has served on the board of directors of CompuMed, Inc., an enterprise telemedicine solutions company, since December 2013 and as Chairman since October 2014, and previously served as Co-Chief Executive Officer from November 2015 to January 2016. He also has served on the board of directors of Solitron Devices, Inc., a manufacturer of solid-state semiconductor components, since August 2015 and as Chairman since July 2016. Previously, Mr. Pointer served on the board of directors of ALCO Stores, Inc., a retailer, from September 2014 to June 2015. Mr. Pointer has taught Corporate Finance as an adjunct faculty in Whitworth University’s MBA program as well as Gonzaga University’s MBA program and is an expert in financial analysis and financial markets. Mr. Pointer holds a Bachelor of Science in Business Administration from Central Washington University and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania. Mr. Pointer is a member of the CFA Institute and a Chartered Financial Analyst.

The Board believes Mr. Pointer’s qualifications to serve on the Board include his knowledge of Novation from serving as its Chief Executive Officer, financial expertise and experience as a director at other public companies.

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V.I. Capital Management, LLC (“V.I. Capital”) and our Chief Executive Officer and Chairman of the Board David W. Pointer are subject to a consent order (the “Consent Order”) from the State of Washington Department of Financial Institutions, Securities Division, dated March 12, 2018 (Order Number S-16-2093-17-CO01), relating to alleged breaches of their fiduciary duty as investment advisors to their clients, including (i) failure to disclose certain conflict of interest stemming from Mr. Pointer’s service on the Boards of Directors of CompuMed, Inc. and Solitron Devices, Inc., (ii) pledging V.I. Capital investment fund assets as collateral for a line of credit for CompuMed, Inc. and failing to disclose such pledge to V.I. Capital’s year-end auditor, and (iii) failure to timely distribute audited financial statements and a final fund audit to investors. As conditions of the Consent Order, V.I. Capital and Mr. Pointer agreed to (i) cease and desist from violating the Securities Act of 1933, (ii) pay a fine of $10,000 and (iii) pay costs of $2,500. Mr. Pointer also agreed that he will not be a principal, officer or owner of an investment adviser or broker-dealer for 10 years following the entry of the Consent Order, but he may apply for a securities salesperson or investment adviser representative registration with an acceptable plan of supervision.

Executive Officers

Carolyn K. Campbell, age 47, has served as our Chief Financial Officer since August 2017. She previously worked as an independent contractor in internal audit and tax roles for various businesses from July 2016 to August 2017. From 2007 to March 2016, Ms. Campbell served as the Company’s Internal Audit Manager and was responsible for overseeing corporate audit processes and developing and implementing risk-based audit plans and internal controls over financial recordkeeping and reporting. From 2001 to 2004, Ms. Campbell was an internal auditor with Butler Manufacturing Company, a construction engineering company. From 1995 to 2001, Ms. Campbell was employed by Houlihan’s Restaurant Group, a developer of restaurant concepts, most recently as a tax analyst. Ms. Campbell holds a Bachelor of Science in Business Administration from the University of Central Missouri.

Richard M. Rector, age 62, is the President of our subsidiary Healthcare Staffing, Inc. (“HCS”). Mr. Rector has more than 30 years of experience in Staffing and Business Management of mid-size to large businesses. Prior to joining HCS in October 2015, Mr. Rector was Executive Vice President and Co-Owner of an international modernization and staffing company for 10 years. Before that, he served as a Regional Manager for two mid-sized companies in the staffing industry. He has extensive experience in business administration, staffing, operations, and automation. Mr. Rector has a Bachelor of Business Administration in Administrative Management and Marketing from the University of North Texas.

There are no family relationships among our executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and holders of more than 10% of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to us and written representations made by our directors and officers, we believe that our directors, officers and holders of more than 10% of our Common Stock complied with all applicable filing requirements during fiscal year 2017, except that Messrs. Eberwein and Igdaloff each filed a Form 4 on December 18, 2017, reporting a transaction that occurred on December 13, 2017, and Mr. Rector filed a Form 4 on August 2, 2017, reporting a transaction that occurred on July 27, 2017.

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Related Party Transactions

The Company has adopted a written policy that addresses the review, approval or ratification of any transaction, arrangement, or relationship or series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, between the Company and any related party, in which the aggregate amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years. Under the policy, a related party of the Company includes:

•	Any executive officer, or any director or nominee for election as a director;
•	Any person who owns more than 5% of the Company’s voting securities;
•	Any immediate family member of any of the foregoing; or
•	Any entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% beneficial ownership interest.

Under the policy, the Board reviews the material facts of any related party transaction and approves it prior to its occurrence. If advance approval is not feasible, then the Board will either ratify the transaction at its next regularly scheduled meeting or the transaction will be rescinded. In making its determination to approve or ratify any related party transaction, the Board may consider such factors as (i) the extent of the related party’s interest in the transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the transaction are no less favorable than terms generally available to Company in unaffiliated transactions under like circumstances, (iv) the benefit to the Company, and (v) the aggregate value of the transaction.

No director may engage in any Board discussion or approval of any related party transaction in which he or she is a related party, but that director is required to provide the Board with all material information reasonably requested concerning the transaction.

Vote Required

Each of the five director nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as a director.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN THIS PROPOSAL.

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PROPOSAL 2 – APPROVAL OF AUTHORIZED SHARES INCREASE

We are asking our shareholders to approve an amendment to our Articles of Amendment and Restatement (the “Existing Charter”) to increase the number of authorized shares of our Common Stock to 780 million, in the form of Annex A hereto (the “Charter Amendment”). If our shareholders approve this Charter Amendment Proposal at the Annual Meeting, the final decision of whether to proceed with the Charter Amendment and the effective time of the Charter Amendment will be determined by the Board, in its sole discretion. Our Existing Charter currently authorizes the issuance of 100 million shares of Common Stock and 20 million shares of preferred stock, $0.01 par value per share, 50,000 of which are currently designated as Series F Junior Participating Preferred Stock (“Series F Stock”).

If our shareholders approve this Charter Amendment Proposal at the Annual Meeting, and the Board determines to implement the Charter Amendment, Article V, Section A, of the Existing Charter would be amended and restated in its entirety to read as follows:

The total number of shares of Capital Stock of all classes which the Corporation has authority to issue is 800,000,000 shares of Capital Stock, consisting of 780,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 20,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), of which 50,000 shares of Preferred Stock are currently classed as Series F Junior Participating Preferred Stock. The aggregate par value of all authorized shares of stock having par value is $8,000,000. The Board of Directors may classify and reclassify any unissued shares of Capital Stock, whether now or hereafter authorized, by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of Capital Stock. All persons who acquire shares of Capital Stock or securities exercisable for or convertible into shares of Capital Stock shall acquire such shares subject to the provisions of the Charter (including Article X) and Bylaws of the Corporation.

If our shareholders approve this Charter Amendment Proposal at the Annual Meeting, and the Board decides to implement the Charter Amendment, we intend to file Articles of Amendment and Restatement with the State Department of Assessments and Taxation of the State of Maryland on a date to be determined by the Board, at which time the increase in the number of authorized shares of Common Stock, and the corresponding increase to the number of authorized shares of capital stock, would become effective. If the Board does not determine to implement the Charter Amendment within 12 months from the date of the Annual Meeting, the authority granted in this proposal to implement the Charter Amendment will terminate.

As of August 31, 2018, (i) 99,340,653 shares of Common Stock were issued and outstanding, (ii) 72,336 shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options, (iii) 3,890,185 shares of Common Stock remained available for issuance under our equity incentive plans, and (iv) no shares of Series F Stock were issued and outstanding. Therefore, as of August 31, 2018, 587,011 shares of Common Stock out of the 100,000,000 shares of Common Stock authorized under the Existing Charter remained available for issuance and not allocated to outstanding options.

The Board believes that it is in the Company’s best interest and that of its shareholders to increase the number of authorized shares of Common Stock to give the Company sufficient authorized shares to generally support its growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The additional authorized shares would enable the Company to issue shares in the future in a timely manner and under circumstances the Company considers favorable without incurring the risk, delay and potential expense incident to obtaining shareholder approval for a particular issuance.

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Increasing the number of authorized shares of Common Stock will not alter the number of shares of Common Stock presently issued and outstanding or reserved for issuance and will not change the relative rights of holders of any shares. The additional authorized shares of Common Stock, if and when issued, would have the same respective rights and privileges as the shares of Common Stock previously authorized, issued and outstanding.

The issuance of any of the additional authorized shares of Common Stock may dilute the proportionate ownership and voting power of existing shareholders, and their issuance, or the possibility of their issuance, may depress the market price of our Common Stock.

We do not have any existing plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares of Common Stock other than as disclosed in the Company’s filings with the SEC. However, we may decide to seek additional financing through equity or debt issuances or divest of certain assets or businesses to provide additional working capital to sustain our operations. The issuance of any shares of Common Stock, or securities convertible into Common Stock, in connection with any such financing, may dilute the proportionate ownership and voting power of existing shareholders and depress the market price of our Common Stock.

The availability of additional authorized but unissued shares of our capital stock may enable our Board to render it more difficult, or discourage an attempt to obtain control of, the Company, which may adversely affect the market price of our Common Stock. If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal was not in our best interests, shares of capital stock could be issued by the Board without shareholder approval in (i) one or more private placements or other transactions that might prevent, render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent shareholder group or creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board or (ii) an acquisition that might complicate or preclude the takeover. This proposal is not prompted by any specific effort or takeover threat currently perceived by management.

The Board (or any authorized committee of the Board) reserves the right to elect to abandon the Charter Amendment, notwithstanding shareholder approval thereof, if it determines, in its sole discretion, that the Charter Amendment is no longer in the best interests of the Company and its shareholders. By voting in favor of the Charter Amendment Proposal, you also are expressly authorizing the Board to delay, not proceed with, and abandon, the proposed Charter Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our shareholders.

Vote Required

The affirmative vote of the majority of the votes entitled to be cast on this proposal at the Annual Meeting is required for approval of the Charter Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the APPROVAL of the CHARTER AMENDMENT PROPOSAL.

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PROPOSAL 3 – APPROVAL OF CONTINUATION OF RIGHTS AGREEMENT

Our operations have generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2017, we had approximately $692.0 million in federal NOLs, including $307.3 million in losses on mortgage securities that have not been recognized for income tax purposes. If not used, these NOLs will expire in years 2025 through 2037. Because we maintain a full valuation allowance against our deferred tax assets, no portion of the deferred tax asset attributable to our federal NOLs is currently recognized on the Company’s balance sheet in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740. While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an “ownership change” occurs if a shareholder or a group of shareholders that is deemed to own at least 5% of our Common Stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully-utilized or expire.

The Company is party to a Rights Agreement with Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), dated as of September 15, 2011, as amended by a First Amendment to Rights Agreement dated as of June 20, 2014, a Second Amendment to Rights Agreement dated as of August 24, 2015 and a Third Amendment to Rights Agreement dated as of July 20, 2018 (the “Third Amendment”) (as amended, the “Rights Agreement”). The Rights Agreement is designed to preserve the Company’s ability to use its NOLs to reduce potential future income tax liability by generally deterring any person from acquiring shares of Common Stock if the acquisition would result in such person, together with its affiliates and associates, beneficially owning 4.9% or more of the Common Stock then outstanding without the approval of the Board. The Company also put in place provisions of its Existing Charter designed to protect its NOLs, but those protections expired on July 21, 2018.

After careful consideration, the Board determined that the most effective way to continue to protect the benefits of our NOLs is to approve the continuation of the Rights Agreement. On July 20, 2018, the Company and the Rights Agent entered into the Third Amendment that amended the Rights Agreement to, among other things, extend the term of the Rights Agreement to the earlier of (i) 5:00 p.m., New York City time, on the date that the votes of the shareholders of the Company with respect to the Annual Meeting are certified, unless the continuation of the Rights Agreement is approved by the affirmative vote of the majority of the votes cast at the Annual Meeting, or (ii) 5:00 p.m., New York City time, on July 20, 2021. The terms of the Rights Agreement, as amended by the Third Amendment, are summarized below.

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Description of the Rights Agreement

A summary of the terms of the Rights Agreement, as amended by the Third Amendment, follows. This description is only a summary, and is not complete, and should be read together with the full text of the Rights Agreement, as amended by the Third Amendment, which is included as Annex B to this proxy statement. The following description is qualified in its entirety by reference thereto.

General. Under the Rights Agreement, from and after the record date of September 27, 2011, each share of Common Stock carries with it one preferred share purchase right (a “Right”), until the Distribution Date (as defined below) or earlier expiration of the Rights, as described below. In general terms, the Rights will impose a significant penalty upon any person that, together with all Affiliates and Associates (each as defined in the Rights Agreement), acquires 4.9% or more of the outstanding Common Stock after September 15, 2011. Shareholders who owned 4.9% or more of the outstanding Common Stock as of the close of business on September 15, 2011, will not trigger the Rights so long as they do not fall under 4.9% ownership of Common Stock and then re-acquire shares that in the aggregate equal 4.9% or more of the Common Stock. A person will not trigger the Rights solely as a result of any transaction that the Board determines, in its sole discretion, is an exempt transaction for purposes of triggering the Rights. Massachusetts Mutual Life Insurance Company (“Mass Mutual”) and its Affiliates and Associates will be exempt for the purposes of the Rights Agreement, unless and until Mass Mutual (or any Affiliates of Mass Mutual) acquires any Common Stock other than pursuant to any transfers of Common Stock or other Company equity interests between Mass Mutual and its Affiliates.

The Board may, in its sole discretion prior to the Distribution Date, exempt any person or group for purposes of the Rights Agreement if it determines the acquisition by such person or group will not jeopardize the tax benefits or is otherwise in the Company’s best interests. Any person that acquires shares of Common Stock in violation of these limitations is known as an “Acquiring Person” under the Rights Agreement.

The Rights. From the record date of September 27, 2011, until the Distribution Date or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, the Common Stock. New Rights will also accompany any new shares of Common Stock that the Company issues, until the Distribution Date or earlier expiration of the Rights.

Exercise Price. Each Right will allow its holder to purchase from the Company one ten-thousandth of a share of Series F Stock (“Preferred Share”) for $2.33, subject to adjustment (the “Exercise Price”), once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend, voting, and liquidation rights as would one share of Common Stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability. The Rights will not be exercisable until 15 business days after the public announcement by the Company, or by an Acquiring Person that provides actual notice to the Company that it has become an Acquiring Person, unless the Rights Agreement is theretofore terminated or the Rights are theretofore redeemed (as described below).

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The date when the Rights become exercisable is referred to as the “Distribution Date.” Until that date or earlier expiration of the Rights, the Common Stock certificates will also evidence the Rights, and any transfer of shares of Common Stock will constitute a transfer of Rights. After that date, the Rights will separate from the Common Stock and be evidenced by book-entry credits or by Rights certificates that the Company will mail to all eligible holders of Common Stock. Any Rights held by an Acquiring Person, or any Affiliates or Associates of the Acquiring Person, are void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person, or any Affiliates or Associates of the Acquiring Person, may, upon payment of the Exercise Price, purchase shares of Common Stock with a market value of twice the Exercise Price, based on the ‘current per share market price’ of the Common Stock (as defined in the Rights Agreement) on the date of the acquisition that resulted in such person or group becoming an Acquiring Person.

Exchange. After a person or group becomes an Acquiring Person, the Board may extinguish the Rights by exchanging one share of Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person or any Affiliates or Associates of the Acquiring Person.

Preferred Share Provisions. Each one ten-thousandth of a Preferred Share, if issued:

•	will not be redeemable.
•	will entitle holders to dividends equal to the dividends, if any, paid on one share of Common Stock.
•	will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater.
•	will vote together with the Common Stock as one class on all matters submitted to a vote of shareholders of the Company and will have the same voting power as one share of Common Stock, except as otherwise provided by law.
•	will entitle holders to a per share payment equal to the payment made on one share of Common Stock, if shares of Common Stock are exchanged via merger, consolidation, or a similar transaction.

The value of one ten-thousandth interest in a Preferred Share is expected to approximate the value of one share of Common Stock.

Expiration. The Rights will expire on the earliest of (i) the earlier of (A) 5:00 p.m., New York City time, on the date that the votes of the shareholders of the Company with respect to the Annual Meeting are certified, unless the continuation of the Rights Agreement is approved by the affirmative vote of the majority of the votes cast at the Annual Meeting, or (B) 5:00 p.m., New York City time, on July 20, 2021, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the time at which the Board determines that the Company’s NOLs are utilized in all material respects or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes or (v) a determination by the Board, prior to the Distribution Date, that the Rights Agreement and the Rights are no longer in the best interests of the Company and its shareholders.

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Redemption. The Board may redeem the Rights for $0.0001 per Right at any time before the Distribution Date. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.0001 per Right. The redemption price will be adjusted if the Company has a stock split or stock dividends of the Common Stock.

Anti-Dilution Provisions. The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Preferred Shares or Common Stock.

Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After the Distribution Date, the Board may not amend the Rights Agreement in a way that adversely affects holders of the Rights (other than an Acquiring Person, or an Affiliate or Associate of an Acquiring Person).

Certain Considerations Related to the Rights Agreement

Our Board believes that attempting to protect the tax benefits of our NOLs as described above is in our and our shareholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the continuation of the Rights Agreement is approved. Please consider the items discussed below in voting on this Proposal 3.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Rights Agreement, as amended by the Third Amendment, is in place.

There is a continued risk of an ownership change even if the Rights Agreement is in place.

Although the Rights Agreement is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our Common Stock that could result in such an ownership change.

The Rights Agreement may have an anti-takeover impact.

Our Board approved the Rights Agreement, as amended by the Third Amendment, to protect the significant potential long-term tax benefits presented by our NOLs. The Rights Agreement is not intended to prevent a takeover of the Company. However, the Rights Agreement could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Rights Agreement, if its continuation is approved by our shareholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

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The Rights Agreement may have an impact on value.

If the continuation of the Rights Agreement is approved, the Board intends to re-affirm the terms of the Rights Agreement to the public generally. Because certain buyers, including persons who wish to acquire more than 4.9% of our Common Stock and certain institutional holders who object to holding our Common Stock subject to the terms of the Rights Agreement, may choose not to purchase our Common Stock, the Rights Agreement could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs.

Vote Required

The approval of the continuation of the Rights Agreement requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the APPROVAL of the CONTINUATION OF THE RIGHTS AGREEMENT.

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PROPOSAL 4 – APPROVAL OF AMENDMENT TO 2015 INCENTIVE STOCK PLAN

The Board has adopted, and is seeking shareholder approval of, an amendment to the 2015 Plan to increase the number of shares of Common Stock that are available for issuance thereunder from 5,397,974 to 12,000,000 (the “Plan Amendment”). The Board and our shareholders originally approved the 2015 Plan on April 1, 2015 and July 21, 2015, respectively.

As of August 31, 2018, 3,890,185 of the shares authorized for issuance under the 2015 Plan remained available for future grants or awards (subject to limitation on shares available for issuance under the Existing Charter). Consistent with the terms of the 2015 Plan, this includes shares subject to awards made under the Company’s Amended and Restated 2004 Incentive Stock Plan that expired or terminated for any reason. The Board believes that an adequate reserve of shares available for issuance under the 2015 Plan is necessary to enable us to attract, motivate, and retain key employees and directors, as well as third-party advisors and consultants we use, through the use of competitive incentives that are tied to shareholder value. For this purpose, subject to the approval of shareholders, the Board adopted the amendment to the Plan Amendment on August 13, 2018 to increase the number of shares of Common Stock that are authorized and reserved for issuance under the 2015 Plan to 12 million.

Other than the amendment to the 2015 Plan to increase the number of shares of Common Stock that the Company may issue under the 2015 Plan and the deletion of tax provisions no longer applicable due to recent changes in tax laws as reflected in Annex C to this proxy statement, there are no other changes to the 2015 Plan being proposed. If shareholders do not approve the Plan Amendment, the Plan will remain in place in accordance with its current terms.

Description of the 2015 Plan

The following is a summary of the material terms of the 2015 Plan, as amended by the proposed Plan Amendment. This description is only a summary, and is not complete, and should be read together with the full text of the Form of Amended 2015 Incentive Stock Plan, which is included as Annex C to this proxy statement. The following description is qualified in its entirety by reference thereto.

Term. The 2015 Plan shall terminate 10 years after its approval and adoption by the Board and no award shall be granted under the 2015 Plan after the expiration of its term. Awards outstanding at the termination of the 2015 Plan shall continue in accordance with their terms and shall not be affected by the 2015 Plan’s termination.

Purpose. The purpose of the 2015 Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, non-employee directors, consultants and independent contractors and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of awards. By granting awards to such individuals, the Company expects that the interests of the recipients will be better aligned with those of the Company and its shareholders.

Awards. The following awards (the “Awards”) may be granted under the 2015 Plan: nonqualified stock options, incentive stock options, restricted stock, restricted stock units and cash awards, or any combination of the foregoing.

Administration. The 2015 Plan is administered by the Compensation Committee, which shall be appointed by the Board. Subject to the terms of the 2015 Plan, the Compensation Committee Charter and applicable law, the Compensation Committee has the authority to construe and interpret the 2015 Plan and apply its provisions, to promulgate, amend and rescind rules and regulations relating to the administration of the 2015 Plan. The Compensation Committee has authority to select the participants to whom Awards are granted. It also determines when Awards are to be granted under the 2015 Plan, the applicable grant date, the number of shares of Common Stock subject to each Award and the terms and conditions of each Award granted under the 2015 Plan.

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Eligible Persons. Officers and employees of the Company or its subsidiaries, consultants and independent contractors of the Company or its subsidiaries, as well as non-employee directors of the Company are eligible to be granted Awards under the 2015 Plan. The participants under the 2015 Plan are selected from time to time by the Compensation Committee, in its sole discretion, from among the eligible employees and consultants and independent contractors recommended by the senior management of the Company. The Company estimates the number of eligible persons to be approximately 20.

Shares Subject to the 2015 Plan. Subject to anti-dilution provisions for stock splits, stock dividends and similar events described below, the 2015 Plan makes available and reserves 12,000,000 shares of Common Stock for Awards under the 2015 Plan. Additionally, if any Award (or any Award of stock options, restricted stock or performance shares under the Company’s 2004 Incentive Stock Plan (the “2004 Plan”) granted prior to the effective date of the 2015 Plan) shall expire or terminate for any reason, the shares subject to the Award shall again be available for the purposes of the 2015 Plan.

The 2015 Plan also provides for the following sublimits: (i) the maximum number of shares of stock subject to Awards which may be granted during a calendar year to a participant shall be 2,500,000 (any cancelled Awards shall continue to be counted toward such limitation); (ii) the maximum number of shares of stock subject to Awards which may be granted to non-employee directors shall be 2,500,000 in the aggregate over the term of the 2015 Plan; (iii) the maximum amount of any cash-based award which may granted during a calendar year is $1,000,000; and (iv) the maximum aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000.

Options. The 2015 Plan provides for Awards of incentive stock options and non-qualified stock options (each an “Option”). Upon the grant of an Option, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of Common Stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the Plan. The purchase price of the stock under each Option shall not be less than 100% of the fair market value of the stock on the date such Option is granted. Options must terminate no more than 10 years from the date granted.

Restricted Stock. The 2015 Plan provides for Awards of restricted stock (“Restricted Stock”), which are shares of Common Stock issued with the restriction that the holder may not sell, transfer, pledge or assign such share until the satisfaction or lapse of vesting restrictions established by the Compensation Committee. Upon the grant of Restricted Stock, the Compensation Committee will specify the terms thereof, which may include, but are not limited to, the requirement that the participant pay a purchase price for the Award, the provision of services for the Company (or an affiliate) over a specified period of time, employment on a specified date, the achievement of performance goals established under the 2015 Plan or applicable securities laws restrictions. Subject to the restrictions set forth in the Award agreement, during any period during which an Award of Restricted Stock is restricted and subject to substantial risk of forfeiture, participants holding such Restricted Stock may exercise full voting rights with respect to such shares while they are restricted.

Restricted Stock Units. The 2015 Plan also provides for Awards of restricted stock units (“RSUs”), which are bookkeeping entries representing an amount equal to the fair market value of one share of Common Stock, which amount may be paid to the participant in shares or cash as determined by the Compensation Committee, in its sole discretion, upon the satisfaction of vesting restrictions established by the Compensation Committee, in its sole discretion. Upon the grant of RSUs, the Compensation Committee will specify the terms thereof, which may include, but are not limited to, the provision of services for the Company (or an affiliate) over a specified period of time, employment on a specified date, the achievement of performance goals established under the 2015 Plan or applicable securities laws restrictions.

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Cash Based Awards. Cash-based awards (“Cash-Based Awards”) may also be granted under the 2015 Plan by the Compensation Committee to participants other than non-employee directors. A Cash-Based Award shall be subject to terms and conditions as may be determined by the Compensation Committee and shall be subject to the satisfaction of such requirements as may be established by the Compensation Committee and set forth in the Award agreement. Such requirements may include the provision of services for the Company (or an affiliate) over a specified period of time, employment on a specified date, or the achievement of performance goals established under the 2015 Plan. Cash-Based Awards granted under the 2015 Plan shall be payable in cash no later than March 15 of the year following the year in which the Cash-Based Award is no longer subject to a substantial risk of forfeiture.

Effect of Change of Control. The 2015 Plan includes “double trigger” change of control provisions, pursuant to which the vesting and exercisability of Awards may be accelerated in the event of a “Change of Control” (as defined under the 2015 Plan), under certain circumstances.

Amendment and Termination of the 2015 Plan. The Board may at any time terminate the 2015 Plan, or make such modifications to the 2015 Plan as it shall deem advisable; provided, however, that the Board may not, without further approval by the shareholders of the Company, increase the maximum number of shares as to which Awards may be granted under the 2015 Plan (except under the anti-dilution provisions described above) or change the class of employees to whom incentive stock options may be granted, or withdraw the authority to administer the 2015 Plan from the Compensation Committee. No termination of or amendment to the 2015 Plan may, without the consent of the participant to whom any Award shall theretofore have been granted, adversely affect the rights of such participant under such Award.

Federal Income Tax Consequences

Non-Qualified Options. A participant will not recognize income upon the grant of a non-qualified option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, generally he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of stock on the date the option is exercised over the exercise price paid for stock, and the Company will then be entitled to a corresponding deduction at the same time as, and in an amount equal to, the income realized by the participant.

Depending upon the period shares of stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Incentive Stock Options. A participant who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells stock purchased pursuant to the incentive stock option. The participant will be taxed on the difference between the exercise price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the excess of the lesser of the fair market value on the date of exercise or the amount for which the stock is sold over the exercise price the recipient paid for the stock will be taxed as ordinary income and the Company will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the recipient sells the stock for less than the exercise price he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

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Exercise of an incentive option may subject a recipient to, or increase a recipient’s liability for, the alternative minimum tax.

Restricted Stock. A participant will not be taxed upon the grant of a Restricted Stock Award. However, when the shares of stock that are subject to the Restricted Stock Award are transferable by the participant or are no longer subject to a “substantial risk of forfeiture,” as defined in the Code, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the Award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a Restricted Stock Award, he or she may include the fair market value of the stock subject to the stock Award, less any amount paid for such stock, in income at that time and the Company also will be entitled to a corresponding deduction at that time.

Restricted Stock Units. A participant will not recognize income upon the grant of RSUs. Generally, at the time a participant receives payment under any such Award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of stock received, and the Company will then be entitled to a corresponding deduction at the same time as, and in an amount equal to, the income realized by the participant.

Section 162(m) of the Code. The Tax Reform and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a “covered employee”). For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Plan Amendment is not intended to affect the grandfathered status of Awards previously granted under the 2015 Plan that were intended to qualify as “performance-based compensation” under Section 162(m).

Existing Awards under the Plan

As of August 31, 2018, we have awarded 7,869,195 shares of Common Stock (including 5,680,219 shares of Common Stock we awarded to our current executive officers and directors) under the 2015 Plan, and no options to purchase shares of Common Stock awarded under the 2015 Plan remained outstanding.

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Vote Required

The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required to approve the amendment to the 2015 Incentive Stock Plan to increase the number of shares of Common Stock authorized and reserved for issuance thereunder to 12 million.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the APPROVAL OF THE AMENDMENT TO THE 2015 INCENTIVE STOCK PLAN.

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PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Although this appointment does not require ratification, the Board has directed that the appointment of Boulay PLLP be submitted to shareholders for ratification due to the significance of the appointment. If shareholders do not ratify the appointment of Boulay PLLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Boulay PLLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2017 and 2016. A representative of Boulay PLLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Boulay PLLP for fiscal years 2017 and 2016. There were no other professional services rendered or fees billed by Boulay PLLP for fiscal years 2017 and 2016.

	For the Fiscal Year Ended December 31,
	2017	2016
Audit fees (1)	$144,977	$74,381
Audit-related fees (2)	—	75,632
Tax fees	35,883	—
All other fees (3)	20,311	—
Total	$201,171	$150,013

(1)	These fees include the annual audit and quarterly reviews of our consolidated financial statements, assistance with and review of documents filed with the SEC and an audit of the opening balance sheet of HCS.
(2)	These fees are related to due diligence for our acquisition of HCS completed in 2017 and the Company’s bankruptcy filings beginning in 2016.
(3)	These fees are related to the audit of the Company’s 401(k) plan.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy with respect to the pre-approval of all audit and non-audit services provided by our independent registered public accounting firm. All fees paid to our independent registered public accounting firm for fiscal years 2017 and 2016 were pre-approved in accordance with these policies. Generally, the policy requires that the Audit Committee annually approve fees exceeding $50,000 for audit services, audit-related and tax services. Fees expected to exceed $10,000 for all other services must be approved prior to engagement for those services.

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Vote Required

The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required to ratify the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the RATIFICATION OF THE APPOINTMENT OF BOULAY PLLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

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PROPOSAL 6 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provides that our shareholders have the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers (as defined herein) as disclosed in this proxy statement in accordance with SEC rules.

We are asking shareholders to indicate their support for the compensation of our Named Executive Officers, who are named in the “Summary Compensation Table” included in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our Named Executive Officers. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The adoption of the advisory resolution to approve the compensation of the Named Executive Officers requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the adoption of the resolution approving the compensation of the Company’s named executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth sets forth certain information with respect to beneficial ownership of our Common Stock as of August 31, 2018 by: (i) each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock, (ii) each of our directors and Named Executive Officers, and (iii) all of our current directors and executive officers as a group. The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to 5% beneficial owners is based on information we received from such holders. Except as otherwise set forth below, the address of the persons listed below is c/o Novation Companies, Inc., 500 Grand Boulevard, Suite 201B, Kansas City, Missouri 64106.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Shares	Percent of Class (1)
Named Executive Officers and Directors
Howard M. Amster (2)	5,070,624	5.1%
Howard Timothy Eriksen (3)	833,333	*
Barry A. Igdaloff (4)	9,307,042	9.4%
Lee D. Keddie (3)	833,333	*
David W. Pointer	—	—
Carolyn K. Campbell (5)	150,000	*
Richard M. Rector (6)	1,000,000	1.0%
Jeffrey E. Eberwein (7)	1,282,368	1.3%
Rodney E. Schwatken (8)	461,543	*
All current directors and executive officers as a group (7 persons) (9)	17,194,332	17.3%

5% Beneficial Owners
Massachusetts Mutual Life Insurance Company (10)	19,258,775	19.4%

*	Less than 1%
(1)	Based on 99,340,653 shares of common stock outstanding as of August 31, 2018. Shares of common stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all directors and executive officers as a group.
(2)	Consists of 3,456,891 shares of common stock, 833,333 shares of unvested restricted stock and 36,168 shares of common stock issuable upon exercise of options held directly; and 744,232 shares of common stock held in a trust of which Mr. Amster is the trustee.
(3)	Consists of 833,333 shares of unvested restricted stock.
(4)	Consists of 4,910,830 shares of common stock, 1,190,476 shares of unvested restricted stock and 36,168 shares of common stock issuable upon exercise of options held directly; and 3,169,568 shares of common stock controlled by Mr. Igdaloff as a registered investment advisor.
(5)	Consists of 150,000 shares of unvested restricted stock.
(6)	Consists of 400,000 shares of common stock and 600,000 shares of unvested restricted stock.
(7)	Consists of 1,274,339 shares of common stock held directly and 8,029 shares of common stock held by Lone Star Value Investors GP, LLC. Mr. Eberwein, as the manager of Lone Star Value Investors GP, LLC, may be deemed the beneficial owner of the securities owned by Lone Star Value Investors GP, LLC. Mr. Eberwein expressly disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(8)	Consists of 401,276 shares of common stock held directly and 60,267 shares of stock owned by the Rodney E. Schwatken Trust.
(9)	Consists of 12,681,521 shares of common stock, 4,440,475 shares of unvested restricted stock and 72,336 shares of common stock issuable upon exercise of options. Excludes shares beneficially owned by Messrs. Eberwein, Gillman, Pearse and Schwatken, who are no longer executive officers or directors of the Company.
(10)	Based on a Form 3 filed on December 14, 2011, Mass Mutual may be deemed to own beneficially and indirectly 19,258,775 shares of common stock held in one or more advisory accounts and private investment funds. Babson Capital Management LLC acts as investment adviser to these advisory accounts and private investment funds, and in such capacities may also be deemed to be the beneficial owner of such shares. The address of Mass Mutual is 1295 State Street, Springfield, MA 01111.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Director Independence

The Board has determined that all of our non-executive directors are independent within the meaning of SEC and NASDAQ rules. The Board has also determined that all directors serving on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent within the meaning of SEC and NASDAQ rules. Although the Company’s securities are not listed on NASDAQ, the Company uses the independence standards provided in NASDAQ rules in determining whether or not our directors are independent.

Board Leadership Structure

The Board is led by Mr. Pointer, the Company’s Chief Executive Officer and Chairman of the Board, and by Mr. Igdaloff, who serves as the Company’s Lead Independent Director having such responsibilities set forth in the Company’s Corporate Governance Guidelines. The Board has determined that this leadership structure is in the best interests of the Company’s shareholders at this time.

Board and Committee Meetings

During 2017, there were 4 meetings of the Board, 2 meetings of the Audit Committee, 2 meetings of the Compensation Committee and no meetings of the Nominating and Corporate Governance Committee, in addition to actions taken by unanimous written consent. Each director participated in at least 75% of the meetings of the Board and the committees on which he served during the periods for which he has been a director or committee member. We have no written policy regarding director attendance at our annual meetings of shareholders. The Company did not hold an annual meeting of shareholders in 2017.

Board Committees

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board has determined that all directors serving on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent with the meaning of SEC and NASDAQ rules. Descriptions of the responsibilities of such committees are provided below. These descriptions are qualified in their entirety by the full text of the written committee charters that may be found at the Investor Relations section of our website (under “Committees”) at www.novationcompanies.com/investors.

Audit Committee. The responsibilities of the Audit Committee are set forth in its charter and include assisting the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s consolidated financial statements and financial reporting process and its system of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the performance of the independent auditors, which would include an evaluation of the independent auditor’s qualifications and independence; (iv) the Company’s compliance with legal and regulatory requirements, including disclosure controls and procedures; and (v) the preparation of an Audit Committee report to be included in the Company’s annual proxy statement. The Audit Committee consists of Howard M. Amster, Howard Timothy Eriksen, and Barry A. Igdaloff, with Mr. Igdaloff serving as the chairman. The Board has determined that Messrs. Igdaloff and Eriksen qualify as “audit committee financial experts” under SEC rules and that each Audit Committee member has sufficient knowledge in reading and understanding the Company’s consolidated financial statements to serve on the Audit Committee.

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Nominating and Corporate Governance Committee. The responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter and include the following: (i) identify individuals qualified to become Board members consistent with the criteria established by the Board; (ii) recommend to the Board the director nominees for the next annual meeting of shareholders; (iii) lead the Board in the annual review of the Board’s performance and the review of management’s performance; and (iv) shape the corporate governance policies and practices including developing a set of corporate governance principles applicable to the Company and recommending them to the Board.  The Nominating and Corporate Governance Committee consists of Howard M. Amster, Barry A. Igdaloff and Lee D. Keddie, with Mr. Keddie serving as the chairman.

Compensation Committee. The responsibilities of the Compensation Committee are set forth in its charter and include the following: (i) review and approve the goals, objectives and compensation structure for our Chief Executive Officer, Chief Financial Officer and senior management; (ii) review, approve and recommend to the Board any new incentive-compensation and equity-based plans that are subject to Board approval; and (iii) approve any required disclosure on executive officer compensation for inclusion in the Company’s annual proxy statement and Annual Report on Form 10-K. The Compensation Committee consists of Howard M. Amster, Barry A. Igdaloff and Lee D. Keddie , with Mr. Igdaloff serving as the chairman.

Compensation Committee Process and Advisors

The Compensation Committee is responsible for discharging the responsibilities of the Board with respect to the compensation of our executive officers. The Compensation Committee recommends overall compensation of our executive officers to the Board. The Board approves all compensation of our executive officers. The Compensation Committee may form and delegate authority to subcommittees, comprised of one or more members of the Compensation Committee, as necessary or appropriate, and each such subcommittee shall have the full power and authority of the Compensation Committee.

The charter of the Compensation Committee permits the Compensation Committee to engage outside consultants. In 2017, the Compensation Committee did not retain a compensation consultant.

Corporate Governance Documents

The Company’s Corporate Governance Guidelines, Code of Conduct, and the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available at the Investor Relations section of our website at www.novationcompanies.com/investors. The Company will also provide copies of these documents free of charge to any shareholder who sends a written request to: Novation Companies, Inc., Investor Relations, 500 Grand Boulevard, Suite 201B, Kansas City, MO 64106.

Code of Ethics

The Company has adopted a Code of Conduct that applies to our directors, principal executive officer, principal financial officer, principal accounting officer, and other employees. The Code of Conduct is available at the Investor Relations section of our website (under “Corporate Governance”) at www.novationcompanies.com/investors. We intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of our Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions by disclosing such matters on our website within four business days.

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Our investor relations contact information follows:

Investor Relations
500 Grand Boulevard, Suite 201B
Kansas City, Missouri 64106
816.237.7000
Email: ir@novationcompanies.com

Shareholder Communications with the Board

Shareholders may communicate directly with any member of the Board or any individual chairman of a Board committee by writing directly to those individuals at the following address: Novation Companies, Inc., 500 Grand Boulevard, Suite 201B, Kansas City, MO 64106. Communications that are intended for the non-management, independent directors generally should be marked to the attention of the chairman of the Nominating and Corporate Governance Committee. The Company’s general policy is to forward, and not to intentionally screen, any substantive mail received at the Company’s corporate office that is sent directly to a director; however, (i) routine advertisements and business solicitations and (ii) communications deemed to be a security risk or principally for harassment purposes, may not be forwarded in the discretion of the Corporate Secretary, provided that in the latter case the Chairman of the Board is notified thereof.

Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of Company objectives, improve long-term Company performance and create shareholder value. A fundamental part of risk management is understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy and objectives is integral to the Board’s assessment of the Company’s risk and also a determination of what constitutes an appropriate level of risk for the Company. The full Board conducts an annual risk assessment of the Company’s financial risk, legal/compliance risk and operational/strategic risk and addresses individual risk issues throughout the year as necessary.

While the Board has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to the Audit Committee. Per its charter, the Audit Committee focuses on key financial risks and related controls and processes and discusses with management the Company’s major financial reporting exposures and the steps management has taken to monitor and control such exposures.

The Board believes its leadership structure enhances overall risk oversight. While the Board requires risk assessments from management, the combination of Board member experience, diversity of perspectives, continuing education and independence of governance processes provide an effective basis for testing, overseeing and supplementing management assessments.

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Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. Shareholder nominations should be addressed to: Novation Companies, Inc., 500 Grand Boulevard, Suite 201B, Kansas City, MO 64106, attention Corporate Secretary. The Nominating and Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board, following verification of the shareholder status of persons proposing candidates. If any materials are provided by a shareholder in connection with the nominating of a director candidate, such material will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will also review materials provided by professional search firms or other parties.

The Nominating and Corporate Governance Committee considers candidates for the Board based upon several criteria set forth in the Company’s Corporate Governance Guidelines, including their broad-based business and professional skills and experience, education, accounting and financial expertise, age, reputation, civic and community relationships, concern for the long-term interest of shareholders, personal integrity and judgment, knowledge and experience in the Company’s industry (such as operations, finance, accounting and marketing experience and education) and diversity. The Nominating and Corporate Governance Committee considers diversity in the broadest sense, thus including factors such as age, gender, race, ethnicity and geographic location, as well as a variety of experience and educational backgrounds when seeking nominees to the Board. The Nominating and Corporate Governance Committee does not have a formal diversity policy in place.

The Nominating and Corporate Governance Committee does not assign specific weights to the criteria and no particular criterion is necessarily applicable to all prospective nominees. When evaluating nominees, the composition of the entire Board is also taken into account, including the need for a majority of independent directors. In addition, the assessment of a candidate includes consideration of the number of public boards on which he or she serves because of the time requirements for duties and responsibilities associated with serving on the Board. The Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Nominating and Corporate Governance Committee assesses the effectiveness of the Corporate Governance Guidelines, including with respect to director nominations and qualifications and achievement of having directors with a broad range of experience and backgrounds, through completion of the annual self-evaluation process.

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Director Compensation

The following table presents a summary of the compensation earned by each director who served on the Board during the fiscal year ended December 31, 2017, other than our former Executive Chairman Mr. Eberwein, whose compensation is described in the Executive Compensation section below:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Howard M. Amster	8,921	25,000	33,921
Barry A. Igdaloff	21,411	25,000	46,411
Charles M. Gillman	8,921	25,000	33,921
Robert G. Pearse	11,598	25,000	36,598

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

On August 23, 2017, the Board approved base compensation for each of the Company’s non-employee directors, Barry A. Igdaloff, Howard M. Amster, Charles M. Gillman and Robert G. Pearse, in an amount of $50,000 per annum, including (i) $25,000 in restricted stock awards, vesting on the first anniversary of the grant date, and (ii) $25,000 in cash, payable on a quarterly basis. The Board approved additional compensation for the chairmen of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and the Lead Independent Director in the amounts of $10,000, $7,500, $5,000 and $20,000, respectively, in cash, payable on a quarterly basis. In order to satisfy the foregoing compensation, on the same date, the Compensation Committee granted to each of the non-employee directors a $25,000 restricted stock award, vesting on the first anniversary of the grant date, pursuant to the terms and conditions of the 2015 Incentive Stock Plan and each director’s respective award agreement, as a component of such director’s base compensation.

On December 12, 2017, the Compensation Committee approved one-time additional compensation of $25,000 in cash and 357,143 shares of restricted stock for Mr. Igdaloff in recognition of his considerable time and effort in connection with the Company’s successful emergence from bankruptcy. These restricted stock awards vest one year from the grant date.

On August 17, 2018, the Compensation Committee granted to each of the non-employee directors 833,333 shares of restricted stock, vesting on the first anniversary of the grant date, pursuant to the terms and conditions of the 2015 Incentive Stock Plan and each director’s respective award agreement, as a component of such director’s base compensation.

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AUDIT COMMITTEE REPORT

The Audit Committee engages the independent registered public accounting firm, reviews with such firm the plans and results of any audits, reviews other professional services provided by such firm, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews with management its evaluation of the Company’s internal control structure.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for fiscal year 2017 with management and Boulay PLLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for fiscal year 2017 were prepared in accordance with U.S. generally accepted accounting principles. In addition, the Audit Committee has discussed with Boulay PLLP the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter from such firm required by applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Audit Committee

Barry A. Igdaloff (Chairman)
Howard M. Amster
Howard Timothy Eriksen

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EXECUTIVE COMPENSATION

Our named executive officers for 2017 (collectively, our “Named Executive Officers”) were as follows:

Name	Title
Carolyn K. Campbell	Chief Financial Officer
Richard M. Rector	President, Healthcare Staffing, Inc.
Jeffrey E. Eberwein	Former Executive Chairman (1)
Rodney E. Schwatken	Former Chief Executive Officer and Chief Financial Officer (2)

(1)	Mr. Eberwein resigned from his position as our Executive Chairman effective March 27, 2018.
(2)	Mr. Schwatken resigned from his positions with the Company effective October 1, 2017.

Summary Compensation Table

The following table sets forth the compensation of our Named Executive Officers for the periods indicated.

Name and Principal	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
Carolyn K. Campbell (2)	2017	43,934	—	15,750	—	59,684
Chief Financial Officer
Richard M. Rector (3)	2017	101,923	35,000	97,000	6,720	240,643
President, Healthcare Staffing, Inc.
Jeffrey E. Eberwein (4)	2017	41,369	25,000	75,000	—	141,369
Former Executive Chairman
Rodney E. Schwatken (5)	2017	289,904	—	42,400	—	332,304
Former Chief Executive Officer and Chief Financial Officer	2016	300,000	—	—	—	300,000

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.
(2)	Ms. Campbell was appointed Chief Financial Officer on August 14, 2017.
(3)	Compensation for Mr. Rector is presented beginning on July 27, 2017, the date of our acquisition of HCS. Other compensation includes a payment to Mr. Rector for his buyout of accrued paid time off pursuant to the HCS paid time off policy.
(4)	Mr. Eberwein resigned from his position as our Executive Chairman effective March 27, 2018.
(5)	Mr. Schwatken resigned from his position as our Chief Executive Officer effective October 1, 2017.

Outstanding Equity Awards at Fiscal Year-End 2017

The following table sets forth equity incentive plan awards for each of our Named Executive Officers outstanding as of December 31, 2017. There were no outstanding stock options for our Named Executive Officers as of December 31, 2017.

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	Stock Awards
Name	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested (1)
Carolyn K. Campbell (2)	150,000	$10,050
Richard M. Rector (3)	1,000,000	67,000
Jeffrey E. Eberwein (4)	1,071,429	71,786

(1)	Based on the closing share price on December 29, 2017 of $0.067.
(2)	Shares of restricted stock granted under the 2015 Incentive Stock Plan. 100% of these shares vest on September 1, 2018, subject to continuous employment with Novation through the vesting date.
(3)	Shares of restricted stock granted under the 2015 Incentive Stock Plan. 40% of these shares vest on July 27, 2018, 35% of these shares vest on July 27, 2019 and 25% of these shares vest on July 27, 2020, subject to continuous employment with HCS through each applicable vesting date.
(4)	Shares of restricted stock granted under the 2015 Incentive Stock Plan. 100% of these shares were forfeited to the Company as of March 31, 2018, upon Mr. Eberwein’s resignation as a director.

Employment Agreements and Arrangements with Named Executive Officers

Carolyn K. Campbell

Ms. Campbell entered an employment agreement with the Company on August 9, 2017 (the “Campbell Employment Agreement”). Ms. Campbell’s base salary is $150,000, and she is eligible to participate in any equity programs of the Company, at the Company’s discretion. The Campbell Employment Agreement has an indefinite term and provided that Ms. Campbell is an employee “at-will,” and her employment may be terminated at any time by either party, with or without cause, for any reason or no reason. If Ms. Campbell’s employment is terminated by the Company other than for “cause” or by Ms. Campbell for “good reason” (each as defined in the Campbell Employment Agreement), Ms. Campbell will receive, over a period of 3 months following termination, compensation at an annual rate equal to her then-existing annual base salary.

Richard M. Rector

Mr. Rector entered an employment agreement with the Company and HCS on July 27, 2017 (the “Rector Employment Agreement”). Mr. Rector’s base salary is $225,000, and he is eligible to earn a quarterly bonus, based on the Company’s EBITA achievement, and to participate in the Company’s 2015 Incentive Stock Plan. The Rector Employment Agreement also provides for a grant of 1,000,000 restricted shares of the Company’s common stock pursuant to the terms of the Rector Employment Agreement and the Company’s 2015 Incentive Stock Plan. The Rector Employment Agreement has an indefinite term and provides that Mr. Rector is an employee “at-will,” and his employment may be terminated at any time by either party, with or without cause, for any reason or no reason. If Mr. Rector’s employment is terminated by the Company other than for “cause” or by Mr. Rector for “good reason” (each as defined in the Rector Employment Agreement), Mr. Rector will receive, over a period of 6 months following termination, compensation at an annual rate equal to his then-existing annual base salary and immediate vesting of any Novation restricted shares that are scheduled to vest within one year after the date of termination of employment, if any, pursuant to the Company’s 2015 Incentive Stock Plan.

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Jeffrey E. Eberwein

Mr. Eberwein was not party to an employment agreement with the Company. Mr. Eberwein received a base salary of $100,000 per annum and, on December 12, 2017, received a restricted stock award of $50,000 of shares vesting one year from the grant date, for serving as Executive Chairman. On December 12, 2017, Mr. Eberwein received one-time additional compensation of $25,000 in cash and 357,143 shares of restricted stock in recognition of his considerable time and effort in connection with the Company’s successful emergence from bankruptcy. Mr. Eberwein resigned from his position as Executive Chairman effective March 27, 2018 and from the Board effective March 31, 2018.

Rodney E. Schwatken

Mr. Schwatken resigned from his positions as the Company’s Chief Executive Officer and Chief Financial Officer effective October 1, 2017. In connection with his resignation, to assist with our transition to a new Chief Executive Officer, Mr. Schwatken entered into an agreement (the “Schwatken Transition Agreement”) with the Company providing for his continued employment as an Executive Advisor on an “at-will” basis from October 2, 2017 to December 31, 2017 (subject to an extension of up to three months at the Company’s discretion) in exchange for (i) a base salary of $18,750 per month from October 2, 2017 through December 1, 2017 and $12,500 per month thereafter, (ii) an award of 400,000 restricted shares of the Company’s common stock pursuant to the terms and conditions of the 2015 Incentive Stock Plan and an award agreement, such shares vesting in full on January 1, 2018, and (iii) certain other benefits. The Schwatken Transition Agreement also provides for the termination of all of Mr. Schwatken’s outstanding options (vested and unvested) to purchase shares of the Company common stock. Mr. Schwatken continues to be bound by certain non-competition, non-solicitation, confidentiality and similar obligations under, and as more particularly described in, his employment agreement.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2017 with respect to compensation plans under which Common Stock may be issued.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by shareholders (1)	72,336	$1.17	6,152,088
Equity compensation plans not approved by shareholders	—	—	—
Total	72,336	$ 1.17	6,152,088

(1)	Represents shares that may be issued pursuant to outstanding options awarded under the 2015 Incentive Stock Plan.

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SHAREHOLDER PROPOSALS OR NOMINATIONS

Any shareholder proposal made in accordance with the requirements of Rule 14a-8 promulgated under the Exchange Act, including the nomination of a director, and intended to be presented at the 2019 annual meeting of shareholders (the “2019 Annual Meeting”) and included in the proxy statement and form proxy relating to such meeting, must satisfy the requirements of the proxy rules promulgated by the SEC and must be received at the Company’s principal executive offices on or before May 9, 2019.

Under SEC rules, if we do not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then our appointed proxy holders will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the related proxy statement. In connection with the 2019 Annual Meeting, if we do not have notice of a shareholder proposal on or before July 23, 2019, we will be permitted to use our discretionary voting authority as outlined above.

Our Bylaws provide that any shareholder wishing to bring any matter, including the nomination of a director, before an annual meeting of shareholders must deliver notice to our Corporate Secretary at our principal executive offices not later than 5:00 p.m., Central Time, on the 90th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the shareholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice as described above.

ADDITIONAL INFORMATION

A single set of proxy materials may be delivered to any household at which two or more shareholders reside unless contrary instructions have been received from an affected shareholder. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you wish to receive a separate set of proxy materials for the Annual Meeting, we will deliver them promptly upon request made by writing to Novation Companies, Inc., Investor Relations, 500 Grand Boulevard, Suite 201B, Kansas City, MO 64106. Shareholders sharing an address can request delivery of a single copy of proxy materials for the Annual Meeting if they are receiving multiple copies of these materials by writing to Novation Companies, Inc., Investor Relations, 500 Grand Boulevard, Suite 201B, Kansas City, MO 64106.

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ANNEX A

FORM OF AMENDMENT TO THE ARTICLES OF AMENDMENT AND RESTATEMENT

NOVATION COMPANIES, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Maryland (the “MGCL”), hereby certifies to the Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The name of the Corporation is Novation Companies, Inc.

SECOND: The Corporation desires to, and does hereby, amend the charter of the Corporation as currently in effect (the “Charter”) pursuant to Section 2-604 of the MGCL.

THIRD: The Charter is hereby amended by replacing paragraph A of Article V in its entirety with the following:

The total number of shares of Capital Stock of all classes which the Corporation has authority to issue is 800,000,000 shares of Capital Stock, consisting of 780,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 20,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), of which 50,000 shares of Preferred Stock are currently classed as Series F Junior Participating Preferred Stock. The aggregate par value of all authorized shares of stock having par value is $8,000,000. The Board of Directors may classify and reclassify any unissued shares of Capital Stock, whether now or hereafter authorized, by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of Capital Stock. All persons who acquire shares of Capital Stock or securities exercisable for or convertible into shares of Capital Stock shall acquire such shares subject to the provisions of the Charter (including Article X) and Bylaws of the Corporation.

FOURTH: The foregoing amendment to the Charter as set forth in these Articles of Amendment has been duly approved by the Corporation’s Board of Directors (the “Board”) and the stockholders of the Corporation in accordance with the provisions of Section 2-604 of the MGCL.

FIFTH: These Articles of Amendment shall be effective upon the filing with the Department.

SIXTH: The undersigned Chief Executive Officer and Chairman of the Board acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer and Chairman of the Board acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, these Articles of Amendment have been executed by the Chief Executive Officer and Chairman of the Board of the Corporation, and attested to by its Chief Financial Officer, on this ______ day of _____________, 201__.

ATTEST:			NOVATION COMPANIES, INC.

By:			By:
	Name:	Carolyn K. Campbell		Name:	David W. Pointer
	Title:	Chief Financial Officer		Title:	Chief Executive Officer and Chairman of the Board

A-1

Annex B

FORM OF RIGHTS AGREEMENT, AS AMENDED

Novation Companies, Inc. (formerly NovaStar Financial, Inc.)

and

Computershare Trust Company, N.A.

Rights Agreement

Dated as of September 15, 2011

B-I

Exhibit A  -  Form of Articles Supplementary

Exhibit B  -  Form of Right Certificate

Exhibit C  -  Summary of Rights to Purchase Preferred Shares

B-i

Agreement, dated as of September 15, 2011 between Novation Companies, Inc., a Maryland corporation (formerly NovaStar Financial, Inc.) (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), as amended by that certain First Amendment to Rights Agreement dated as of June 20, 2014, that certain Second Amendment to Rights Agreement dated as of August 24, 2015 and that certain Third Amendment to Rights Agreement dated as of July 20, 2018 (together, the “Agreement”).

The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding on September 27, 2011 (the “Record Date”), each Right representing the right to purchase one ten-thousandth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date and the Final Expiration Date (as such terms are hereinafter defined).

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (other than any Exempt Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan or any Person who or which inadvertently may become the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding so long as such Person promptly enters into and the Company accepts, and such Person delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient securities of the Company so that such Person ceases to be the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding; provided, however, that, (i) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such Person after the date of this Agreement and (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempted Transaction, provided, however, that the foregoing exclusion in this clause (ii) shall cease to apply with respect to any Person at such time as such Person (or any Affiliates or Associates of such Person) acquires any additional Common Shares.

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(b) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person pursuant to the provisions of Section 382.

(c) “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i) which such Person directly owns, provided that a Person shall not “beneficially own” or be deemed the “Beneficial Owner” securities pursuant to this clause (i) to the extent that such Person does not have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities; or

(ii) which such Person would be deemed to own constructively pursuant to Section 382 and the Treasury Regulations promulgated thereunder (including as a result of the deemed exercise of an “option” pursuant to Treasury Regulation Section 1.382-4(d) and including, without duplication, Common Shares or Rights, as applicable, owned by any Affiliate of such Person); or

(iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report)) or disposing of any securities of the Company; or

(iv) which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own hereunder.

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(e) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

(f) “Close of Business” on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

(g) “Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(h) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(i) “Early Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(l) “Exempt Person” shall mean (i) Mass Mutual and its Affiliates and Associates unless and until Mass Mutual (or any Affiliates of Mass Mutual) acquires any Common Shares other than pursuant to any transfers of Common Shares or other Company equity interests between Mass Mutual and its Affiliates and (ii) any other Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Common Shares, as determined by the Company’s Board of Directors in its sole discretion prior to the Distribution Date, (1) will not jeopardize or endanger the availability to the Company of any income tax benefit or (2) is otherwise in the best interests of the Company; provided, however, that such a Person will cease to be an Exempt Person if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) regardless of the reason therefor.

(m) “Exempted Transaction” means any transaction that the Board of Directors determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.

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(n) “Final Expiration Date” shall mean the earlier of (i) 5:00 p.m., New York City time, on the date that the votes of the shareholders of the Company with respect to the Company’s 2018 Annual Meeting of Shareholders are certified, unless the continuation of this Agreement is approved by the affirmative vote of the majority of the votes cast at such meeting (or any adjournment or postponement thereof) duly held in accordance with the Company’s Second Amended and Restated Bylaws (as may be amended) and applicable law (in which case clause (ii) will govern), or (ii) 5:00 p.m., New York City time, on July 20, 2021.

(o) “Mass Mutual” means Massachusetts Mutual Life Insurance Company, a Massachusetts corporation.

(p) “NASDAQ” shall mean the National Association of Securities Dealers, Inc. Automated Quotation System.

(q) “NOLs” shall have the meaning set forth in Section 7(a) hereof.

(r) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

(s) “Preferred Shares” shall mean shares of Series F Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Articles Supplementary attached to this Agreement as Exhibit A.

(t) “Purchase Price” shall have the meaning set forth in Section 4 hereof.

(u) “Record Date” shall have the meaning set forth in the second paragraph hereof.

(v) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(w) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(x) “Right” shall have the meaning set forth in the second paragraph hereof.

(y) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(z) “Section 382” shall mean Section 382 of the Internal Revenue Code of 1986, as amended, and any successor provision or replacement provision.

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(aa) “Shares Acquisition Date” shall mean the first date of public announcement by the Company, or first date of public announcement by an Acquiring Person that provides actual notice to the Company, prior to the earliest of the Redemption Date, the Early Expiration Date and the Final Expiration Date, that an Acquiring Person has become such.

(bb) “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(cc) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

(dd) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Internal Revenue Code of 1986, as amended, including any amendments thereto.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agent as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3. Issue of Right Certificates.

(a) Until the fifteenth business day after the Shares Acquisition Date (including any such Shares Acquisition Date which is after the date of this Agreement and prior to the issuance of the Rights) (the “Distribution Date”), (i) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Company registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) or, for Common Shares held in book-entry accounts, through the direct registration service of the Company’s transfer agent by such book-entry accounts (together with a direct registration transaction advice or such other notification as the Board of Directors of the Company in its discretion may determine with respect to such shares), and not by separate Rights Certificates, and (ii) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will (x) send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held (other than with respect to Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) or (y) credit the book-entry account of such holder with such Rights (other than with respect to Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) and send a direct registration transaction advice or such other notification as the Board of Directors of the Company in its discretion may determine with respect to such Rights to such holder. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates or book-entry credits. In the event the Company elects to distribute any Rights by crediting book-entry accounts, the provisions of this Rights Agreement that reference Right Certificates shall be interpreted to reflect that the Rights are credits to the book-entry accounts, that separate Right Certificates are not issued with respect to some or all of the Rights, and that any legend required on a Right Certificate may be placed on the direct registration transaction advice or such other notification as the Board of Directors in its discretion may determine with respect to such Rights. The absence of specific language regarding book-entry accounts and credits in any provision of this Rights Agreement shall not be interpreted to mean that the foregoing sentence is not applicable as appropriate to such provision.

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(b) With respect to certificates for Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates of common shares registered in the names of the holders thereof and the registered holders of the Common Shares shall also be registered holders of the associated Rights. With respect to Common Shares held in book-entry accounts outstanding as of the Record Date, until the Distribution Date (or the earlier of the Redemption Date, the Early Expiration Date or the Final Expiration Date), the Rights will be held in book-entry accounts and represented by the related transaction advice or such other notification as the Board of Directors in its discretion may determine and the registered holders of the Common Shares shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier of the Redemption Date, the Early Expiration Date or the Final Expiration Date), the surrender for transfer of any of the certificates for the Common Shares or book-entry accounts holding Common Shares outstanding in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or held in such book-entry accounts.

(c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Novation Companies, Inc. (the “Company”) and Computershare Trust Company, N.A., dated as of September 15, 2011, as it may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights beneficially owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.

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Each book-entry account for such Common Shares that shall so become outstanding or shall be transferred or exchanged after the Record Date but prior to the earlier of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date shall also be deemed to include the associated Rights, and the direct registration transaction advice or such other notification as the Board of Directors in its discretion may determine with respect to such shall bear a legend in substantially the following form:

Each security covered by this advice/ownership statement also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Novation Companies, Inc. (the “Company”) and Computershare Trust Company, N.A. (or any successor thereto), as Rights Agent, as it may from time to time be supplemented or amended (the “Rights Agreement”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may expire or may be redeemed, exchanged or be evidenced by separate certificates and no longer be evidenced by this direct registration transaction advice/ownership statement. The Company will mail to the holder hereof a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or their Affiliates or Associates (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

With respect to such certificates or direct registration transaction advices containing the foregoing legend, until the Distribution Date (or the earlier of the Redemption Date, the Early Expiration Date or the Final Expiration Date), the Rights associated with the Common Shares represented by such certificates or held in such book-entry accounts shall be evidenced by such certificates or held in such book-entry accounts (together with the direct registration transaction advice or such other notification as the Board of Directors in its discretion may determine with respect to such shares) alone, and the surrender for transfer of any of such certificates, whether by transfer of physical certificates or book-entry transfer, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificates or direct registration transaction advices.

Notwithstanding this Section or otherwise, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

In the event the Company purchases or acquires any Common Shares of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares of the Company which are no longer outstanding.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 hereof, each one Right evidenced by the Right Certificates shall entitle the holders thereof to purchase such number of one ten-thousandths of a Preferred Share as shall be set forth therein at the price per one ten-thousandth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one ten-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

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Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or its Treasurer, either manually or by facsimile signature, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually or by facsimile countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earliest of the Redemption Date, the Early Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one ten-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

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Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one ten-thousandth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the time at which the Board determines that the Net Operating Losses (the “NOLs”) are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes or (v) a determination by the Board, prior to the Distribution Date, that this Agreement and the Rights are no longer in the best interests of the Company and its stockholders (the earliest of the dates set forth in clauses (iv) and (v) the “Early Expiration Date”).

(b) The Purchase Price for each one ten-thousandth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $2.33, and shall be subject to adjustment from time to time as provided in Section 11 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

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(d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to rights certificates cancelled or destroyed by the Rights Agent.

Section 9. Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

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Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person after the date of this Agreement (including prior to the Record Date), each holder of a Right (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person) shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one ten-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one ten-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Company (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

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From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.

(iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such then-current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. Eastern time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 P.M. Eastern time by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

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(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares (or one ten-thousandths of a share) shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by ten thousand. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the date of the expiration of the right to exercise any Rights.

(f) If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9 and 10 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

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(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one ten-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one ten-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

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(j) Irrespective of any adjustment or change in the Purchase Price or in the number of one ten-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one ten-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of the Preferred Shares shall not be taxable to such stockholders.

(n) In the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of one ten-thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one ten-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

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Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares and the Securities and Exchange Commission a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.

Section 13. Reserved.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one ten-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one ten-thousandth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

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(c) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

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Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been counter-signed, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

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(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

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Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company, in the event the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and Rights Agent terminates, the Rights Agent shall be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having an office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23. Redemption.

(a) The Board of Directors of the Company may, at its option, at any time prior to the Distribution Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish.

(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

Section 24. Exchange.

(a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).

B-23

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

B-24

Section 25. Notice of Certain Events.

(a) In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

B-25

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Novation Companies, Inc.
500 Grand Boulevard, Suite 201B
Kansas City, MO 64106
Attention: Company Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, to shorten or lengthen any time period hereunder, or to amend or make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that, from and after the Distribution Date, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person).

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

B-26

Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state, except that the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York.

Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34. Determinations and Actions by the Board. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board of Directors deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382. The Board of Directors of the Company will have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power to (i) interpret the provisions of this Agreement (including without limitation Section 27, this Section 34 and other provisions hereof relating to its powers or authority hereunder) and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including without limitation any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become void). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board of Directors of the Company in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors of the Company to any liability to any Person, including without limitation the Rights Agent and the holders of the Rights.

B-27

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Remainder of this page intentionally left blank.]

B-28

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:	NOVATION COMPANIES, INC.
By _______________________	By _______________________
Name: W. Lance Anderson	Name: Rodney E. Schwatken
Title: Chief Executive Officer	Title: Chief Financial Officer

Attest:	COMPUTERSHARE TRUST COMPANY, N.A.
By _______________________	By _______________________
Name: Stephen M. Plefka	Name: Dennis V. Moccia
Title: Relationship Manager	Title: Manager, Contract Administration

[Signature Page to Rights Agreement]

B-29

Exhibit A

FORM

of

ARTICLES SUPPLEMENTARY

of

SERIES F JUNIOR PARTICIPATING PREFERRED STOCK

of

NOVASTAR FINANCIAL, INC.
(Pursuant to Section 2-201(c) of the
Maryland General Corporation Law)

NovaStar Financial, Inc., a corporation organized and existing under the General Corporation Law of the State of Maryland (hereinafter called the “Corporation”), hereby certifies to the Department of Assessments and Taxation of the State of Maryland that the following resolution was adopted by a majority of the entire Board of Directors of the Corporation at a meeting duly called and held on September 15, 2011:

FIRST: Under the authority set forth in Article V of the Articles of Amendment and Restatement of the Corporation, the Board of Directors of the Corporation by resolution duly adopted, designated and classified 50,000 shares of the authorized but unissued shares of Preferred Stock, par value $0.01 per share, of the Corporation as the “Series F Preferred Stock.”

SECOND: The preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of Series F Preferred Stock are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series F Junior Participating Preferred Stock” (the “Series F Preferred Stock”) and the number of shares constituting the Series F Preferred Stock shall be 50,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series F Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series F Preferred Stock.

Annex B, Exh. A-1

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series F Preferred Stock with respect to dividends, the holders of shares of Series F Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series F Preferred Stock, in an amount per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, declared on the Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series F Preferred Stock, other than, in each case, a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise). In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series F Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C) Dividends, to the extent payable as provided in paragraphs (A) and (B) of this Section, shall begin to accrue and be cumulative on outstanding shares of Series F Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series F Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series F Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series F Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Annex B, Exh. A-2

Section 3. Voting Rights. The holders of shares of Series F Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series F Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Articles Supplementary creating a series of preferred stock or any similar stock, or by law, the holders of shares of Series F Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series F Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series F Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series F Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred Stock, except dividends paid ratably on the Series F Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series F Preferred Stock; or

Annex B, Exh. A-3

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series F Preferred Stock, or any shares of stock ranking on a parity with the Series F Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series F Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Amendment and Restatement, or in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Preferred Stock unless, prior thereto, the holders of shares of Series F Preferred Stock shall have received $10,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series F Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Preferred Stock, except distributions made ratably on the Series F Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series F Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Annex B, Exh. A-4

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series F Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series F Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series F Preferred Stock shall not be redeemable.

Section 9. Rank. The Series F Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock.

Section 10. Amendment. The Articles of Amendment and Restatement of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series F Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series F Preferred Stock, voting together as a single class.

Section 11. Fractional Shares. The Series F Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series F Preferred Stock.

THIRD: These Articles Supplementary shall be effective at the time the Maryland State Department of Assessments and Taxation accepts these Articles Supplementary for record.

Annex B, Exh. A-5

IN WITNESS WHEREOF, the Corporation. has caused this Articles Supplementary of Series F Junior Participating Preferred Stock to be signed in its name and on its behalf by its Chairman of the Board and Chief Executive Officer and witnessed by its Chief Financial Officer and Secretary on September 15, 2011.

WITNESS:	NOVASTAR FINANCIAL, INC.

By:	By:
Rodney E. Schwatken	W. Lance Anderson
Chief Financial Officer and Secretary	Chairman of the Board and Chief Executive Officer

THE UNDERSIGNED, Chairman of the Board and Chief Executive Officer of the Corporation who executed on behalf of the Corporation the Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

By:
W. Lance Anderson
Chairman of the Board and Chief Executive Officer

Annex B, Exh. A-6

Exhibit B

Form of Right Certificate

Certificate No. R- Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE AGREEMENT) OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS OR AS OTHERWISE SPECIFIED IN THE AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.0001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT.

Right Certificate

NOVATION COMPANIES, INC.

This certifies that [______________], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Agreement, dated as of September 15, 2011, as amended by that certain First Amendment to Rights Agreement dated as of June 20, 2014, that certain Second Amendment to Rights Agreement dated as of August 24, 2015 and that certain Third Amendment to Rights Agreement dated as of July 20, 2018 (together, the “Agreement”), between Novation Companies, Inc. (formerly NovaStar Financial, Inc.), a Maryland corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to the Final Expiration Date (as such term is defined in the Agreement) or earlier as specified in the Agreement, at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one ten-thousandth of a fully paid non-assessable share of Series F Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price of $2.33 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of September 15, 2011, based on the Preferred Shares as constituted at such date. As provided in the Agreement, the Purchase Price and the number of one ten-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

Annex B, Exh. B-1

This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $0.0001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company. Dated as of [__________], [__________].

Attest:		NOVATION COMPANIES, INC.

By:		By:
	Name:		Name:
	Title:		Title:

Annex B, Exh. B-2

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

By:
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED ____________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Medallion Guaranteed:

All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) and must not be dated. Guarantees by a notary public are not acceptable.

Annex B, Exh. B-3

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

Annex B, Exh. B-4

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)

To: NOVATION COMPANIES, INC.

The undersigned hereby irrevocably elects to exercise ______________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number

(Print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Print name and address)

Dated:

Signature

Signature Medallion Guaranteed:

All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) and must not be dated. Guarantees by a notary public are not acceptable.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

Annex B, Exh. B-5

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

Annex B, Exh. B-6

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES

Introduction

Our Company, Novation Companies, Inc. (formerly NovaStar Financial, Inc.), a Maryland corporation, has entered into a Rights Agreement with Computershare Trust Company, N.A., as Rights Agent, dated as of September 15, 2011, as amended by that certain First Amendment to Rights Agreement dated as of June 20, 2014, that certain Second Amendment to Rights Agreement dated as of August 24, 2015 and that certain Third Amendment to Rights Agreement dated as of July 20, 2018 (together, the “Rights Agreement”). Our Board of Directors (the “Board”) approved the Rights Agreement in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our built in losses and any resulting net loss carryforwards to reduce potential future federal income tax obligations.

For those interested in the specific terms of the Rights Agreement, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to our Current Report on Form 8-K dated September 15, 2011. A copy of the agreement is available free of charge from our Company.

General. Under the Rights Agreement, from and after the record date of September 27, 2011, each share of our common stock will carry with it one preferred share purchase right (a “Right”), until the Distribution Date (as defined below) or earlier expiration of the Rights, as described below. In general terms, the Rights will impose a significant penalty upon any person that, together with all Affiliates and Associates (each as defined in the Rights Agreement), acquires 4.9% or more of our outstanding common stock after September 15, 2011. Stockholders who own 4.9% or more of the outstanding common stock as of the close of business on September 15, 2011, will not trigger the Rights so long as they do not fall under 4.9% ownership of common stock and then re-acquire shares that in the aggregate equal 4.9% or more of the common stock. A person will not trigger the Rights solely as a result of any transaction that the Board determines, in its sole discretion, is an exempt transaction for purposes of triggering the Rights. Massachusetts Mutual Life Insurance Company (“Mass Mutual”) and its Affiliates and Associates will be exempt for the purposes of the Rights Agreement, unless and until Mass Mutual (or any Affiliates of Mass Mutual) acquires any common stock other than pursuant to any transfers of common stock or other Company equity interests between Mass Mutual and its Affiliates.

The Board may, in its sole discretion prior to the Distribution Date, exempt any person or group for purposes of the Rights Agreement if it determines the acquisition by such person or group will not jeopardize tax benefits or is otherwise in the Company’s best interests. Any person that acquires shares of Common Stock in violation of these limitations is known as an “Acquiring Person.”

Annex B, Exh. C-1

The Rights. From the record date of September 27, 2011, until the Distribution Date or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, the common stock. New Rights will also accompany any new shares of common stock that we issue after September 27, 2011, until the Distribution Date or earlier expiration of the Rights.

Exercise Price. Each Right will allow its holder to purchase from our Company one ten-thousandth of a share of Series F Junior Participating Preferred Stock (“Preferred Share”) for $2.33, subject to adjustment (the “Exercise Price”), once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability. The Rights will not be exercisable until 15 business days after the public announcement by the Company, or by an Acquiring Person that provides actual notice to the Company, unless the Rights Agreement is theretofore terminated or the Rights are theretofore redeemed (as described below).

We refer to the date when the Rights become exercisable as the “Distribution Date.” Until that date or earlier expiration of the Rights, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person, or any Affiliates or Associates of the Acquiring Person, are void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person, or any Affiliates or Associates of the Acquiring Person, may, upon payment of the Exercise Price, purchase shares of our common stock with a market value of twice the Exercise Price, based on the ‘current per share market price’ of the common stock (as defined in the Rights Agreement) on the date of the acquisition that resulted in such person or group becoming an Acquiring Person.

Exchange. After a person or group becomes an Acquiring Person, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person or any Affiliates or Associates of the Acquiring Person.

Preferred Share Provisions. Each one ten-thousandth of a Preferred Share, if issued:

•	will not be redeemable.
•	will entitle holders to dividends equal to the dividends, if any, paid on one share of common stock.
•	will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater.
Annex B, Exh. C-2

•	will vote together with the common stock as one class on all matters submitted to a vote of stockholders of the Company and will have the same voting power as one share of common stock, except as otherwise provided by law.
•	will entitle holders to a per share payment equal to the payment made on one share of common stock, if shares of our common stock are exchanged via merger, consolidation, or a similar transaction.
•	The value of one ten-thousandth interest in a Preferred Share is expected to approximate the value of one share of common stock.

Expiration. The Rights will expire on the earliest of (i) the Final Expiration Date (as defined below), (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the time at which the Board determines that the Net Operating Losses of the Company (the “NOLs”) are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes or (v) a determination by the Board, prior to the Distribution Date, that the Rights Agreement and the Rights are no longer in the best interests of the Company and its stockholders. The “Final Expiration Date” means the earlier of (i) 5:00 p.m., New York City time, on the date that the votes of the shareholders of the Company with respect to the Company’s 2018 Annual Meeting of Shareholders are certified, unless the continuation of the Rights Agreement is approved by the affirmative vote of the majority of the votes cast at such meeting (or any adjournment or postponement thereof) duly held in accordance with the Company’s Second Amended and Restated Bylaws (as may be amended) and applicable law (in which case clause (ii) will govern), or (ii) 5:00 p.m., New York City time, on July 20, 2021.

Redemption. Our Board may redeem the Rights for $0.0001 per Right at any time before the Distribution Date. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.0001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

Anti-Dilution Provisions. Our Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Preferred Shares or common stock.

Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After the Distribution Date, our Board may not amend the agreement in a way that adversely affects holders of the Rights (other than an Acquiring Person, or an Affiliate or Associate of an Acquiring Person).

Annex B, Exh. C-3

ANNEX C

FORM OF AMENDED 2015 INCENTIVE STOCK PLAN

1.	Purpose of the Plan.

The purpose of the Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Employer by providing incentives through the granting of Awards. By granting Awards to such individuals, the Company expects that the interests of the recipients will be better aligned with those of the Employer and its stockholders.

2.	Definitions.

Unless the context clearly indicates otherwise, the following capitalized terms shall have the meanings set forth below:

A.	“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.
B.	“Affiliate” means a member of an affiliated group of corporations, as defined in Code Section 1504 (determined without regard to subsection (b) thereof).
C.	“Award” means an a grant under the Plan of an Option, Restricted Stock, Restricted Stock Unit or Cash-Based Award.
D.	“Award Agreement” means an agreement entered into between the Employer and a Participant setting forth the terms and provisions applicable to Awards granted under the Plan.
E.	“Board” means the Board of Directors of the Company.
F.	“Cash-Based Award” means an Award described in Section 8.
G.	“Change of Control” means:
(i)	any “person” or “group,” as those terms are used in Sections 13(d) and 14(d) of the Act or any successors thereto, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities (provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change of Control);
(ii)	during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof;
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(iii)	the stockholders of the Company approve a merger or consolidation of the Company with any other corporation and such merger or consolidation is consummated, other than a merger or consolidation (a) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and Directors retain their positions with the Company (and constitute at least a majority of the Board); or
(iv)	the stockholders of the Company approve a plan of complete liquidation or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets and such sale or disposition is consummated.
H.	“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto, and the regulations issued thereunder.
I.	“Committee” means the committee described in Section 5.
J.	“Company” means Novation Companies, Inc., a Maryland corporation.
K.	“Consultant” means any person who provides consulting, advisory or other services to an Employer as an independent contractor.
L.	“Director” means a voting member of the Board.
M.	“Disability” means, except as otherwise provided in an Award Agreement, that (i) in the case of a Participant who is an Employee, the Participant is disabled for purposes of any long-term disability plan maintained by the Company or any Employer in which the Participant participates, and (ii) in the case of a Participant other than an Employee, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; provided, however, for purposes of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code.
N.	“Employee” means a person employed by an Employer, including (i) officers, and (ii) Directors who are employed by an Employer.
O.	“Employer” means the Company and any other entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company has an interest.
P.	“Fair Market Value” means, as of any date, (i) the closing price of a Share as reported on the principal U.S. national securities exchange on which the Stock is listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Stock is not listed on any U.S. national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price of a Share reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of a Share, in its sole discretion.
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Q.	“Incentive Stock Option” means a stock option which is an incentive stock option within the meaning of Code Section 422.
R.	“Non-Employee Director” means a Director who is not an Employee.
S.	“Non-Qualified Stock Option” means a stock option which is not an Incentive Stock Option.
T.	“Option” means both an Incentive Stock Option and a Non-Qualified Stock Option.
U.	“Outside Director” means a Director who:
(i)	is not an Employee of the Company or an Affiliate while he or she is a member of the Committee;
(ii)	is not a former Employee of the Company or an Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;
(iii)	has not been an officer of the Company or an Affiliate (as determined in accordance with Treas. Reg. Section 1.162-27(e)(3) or any successor thereto); and
(iv)	shall not receive remuneration (as determined in accordance with Treas. Reg. Section 1.162-27(e)(3) or any successor thereto) from the Company or an Affiliate either directly or indirectly in any capacity other than as a Director.
V.	“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code Section 424.
W.	“Participant” means an Employee, Non-Employee Director or Consultant who is selected by the Committee to receive an Award.
X.	“Plan” means the Novation Companies, Inc. 2015 Incentive Stock Plan, as set forth herein and amended from time to time.
Y.	“Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such vesting restrictions as the Committee, in its sole discretion, may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, or based upon such performance goals, as the Committee may deem appropriate.
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Z.	“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, which amount may be paid to the Participant in Shares or cash as determined by the Committee, in its sole discretion, upon the satisfaction of such vesting restrictions as the Committee, in its sole discretion, may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, or based upon such performance goals, as the Committee may deem appropriate. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
AA.	“Share” means one share of Stock.
BB.	“Share Reserve” means the number of Shares reserved and available for granting Awards under the Plan, as set forth in Section 3.A.
CC.	“Stock” means the common stock, par value of $0.01 per share, of the Company, or any securities issued in respect thereof by the Company or any successor to the Company as a result of an event described in Section 15.
DD.	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code Section 424.
EE.	“2004 Plan” means the Novation Companies, Inc. 2004 Incentive Stock Plan.
3.	Stock Subject to the Plan; Limits on Awards.
A.	Number of Shares. Subject to adjustment in accordance with Section 15, the Share Reserve is twelve million (12,000,000) Shares. All Shares in the Share Reserve shall be available for the grant of Incentive Stock Options or any other Awards under the Plan. The Share Reserve shall be reduced by one (1) Share for every one (1) Share subject to an Award. The Company may, in its discretion, use Shares held in the treasury in lieu of authorized but unissued Shares.
B.	Lapsed Awards. If any Award (or any Award of Stock Options, Restricted Stock or Performance Shares under the 2004 Plan, as defined therein, granted prior to the effective date of this Plan) shall expire or terminate for any reason, the Shares subject to the Award shall again be available for the purposes of the Plan. Any Shares that again become available for grant pursuant to this subsection B shall be added back as (i) one (1) Share for every one (1) Share subject to an Award.
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C.	Payment of Purchase Price; Tax Withholding; Purchase. Any Shares of Stock which are used by a Participant as full or partial payment to the Company of the purchase price to exercise an Option (or a Stock Option under the 2004 Plan) shall not be available again for the purposes of the Plan. To the extent any Shares subject to an Award or an Award under the 2004 Plan are not delivered to a Participant because such Shares are used to satisfy an applicable tax-withholding obligation, such withheld Shares shall not be available again for the purposes of the Plan. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options (or Stock Options under the 2004 Plan) shall not be available for the purposes of the Plan.
D.	Limitations.
(i)	The maximum number of Shares of Stock subject to Awards which may be granted during a calendar year to a Participant shall be 2,500,000; provided, that if an Award is cancelled, the cancelled Award shall continue to be counted toward such limitation.
(ii)	Notwithstanding paragraph (i) above, the maximum number of Shares of Stock subject to Awards which may granted under the Plan to Non-Employee Directors shall be 2,500,000 in the aggregate over the term of the Plan.
(iii)	The maximum amount of any Cash-Based Award which may be granted during a calendar year to a Participant shall be $1,0000,000.
4.	Administration.

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee’s charter (if applicable), and applicable law, and in addition to other express powers and authorities conferred by the Plan, the Committee shall have plenary authority:

A.	to construe and interpret the Plan and apply its provisions;
B.	to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
C.	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
D.	to determine when Awards are to be granted under the Plan and the applicable grant date;
E.	from time to time to select those Participants to whom Awards shall be granted;
F.	to determine the number of Shares of Stock to be made subject to each Award, subject to the limitations set forth in the Plan;
G.	to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;
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H.	to prescribe the terms and conditions of each Award granted hereunder, including, without limitation, (i) the purchase price, medium of payment and vesting provisions, and (ii) the restricted period applicable to any Award of Restricted Stock or Restricted Stock Units and the date or dates on which restrictions applicable thereto shall lapse during such period;
I.	to designate an Award shall be subject to the satisfaction of performance goals and to select the performance goals applicable to such Award;
J.	to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting or restriction, or the term of any outstanding Award; provided, however, that (i) any such modification or amendment is permitted only if consistent with the terms of Section 6.I of this Plan, and (ii) if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
K.	to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Employer’s employment policies, provided, however, that any such determination shall satisfy the requirements of Code Section 409A and the regulations thereunder, if applicable;
L.	to make decisions with respect to outstanding Awards and the Plan that may become necessary upon a Change of Control or an event that triggers adjustments under Section 15;
M.	to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest, provided, however, that any such acceleration shall satisfy the requirements of Code Section 409A and the regulations thereunder, if applicable;
N.	to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;
O.	to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall from time to time deem advisable and to otherwise supervise the administration of the Plan;
P.	to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern written instruments evidencing the Awards; and
Q.	to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee’s determinations on the matters referred to in this Section 4 shall be conclusive.

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5.	Committee.

The Board shall have the discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 of the Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event that the Awards are granted under the Plan when the Committee does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors. The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote or the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable in the best interests of the Company.

6.	Options.

The Committee, in its discretion, may grant Options which are Incentive Stock Options or Non-Qualified Stock Options, as evidenced by an Award Agreement, and shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

A.	Type of Option. Incentive Stock Options may be granted to any Participant who is an Employee of the Company, a Parent or a Subsidiary. A Non-Qualified Stock Option may be granted to any Employee, Non-Employee Director or Consultant selected by the Committee.
B.	Purchase Prices. The purchase price of the Stock under each Option shall not be less than 100% of the Fair Market Value of the Stock on the date such Option is granted; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the purchase price of the Stock under each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date such Option is granted.
C.	Exercise - Elections and Restrictions. The purchase price of the Stock under an Option is to be paid in full upon the exercise of the Option, either (i) in cash (or cash equivalents acceptable to the Company), (ii) in the discretion of the Committee, by the tender to the Company (either actually or by attestation) of Shares already owned by the Participant and registered in his or her name, having a Fair Market Value equal to the cash purchase price under the Option being exercised, (iii) in the discretion of the Committee, by withholding Shares having a Fair Market Value equal to the cash purchase price under the Option being exercised which are otherwise issuable in connection with the Option, (iv) in the discretion of the Committee, through a cashless form of exercise in which the certificate or certificates for the Shares of Stock for which the Option is exercised are delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the purchase price for the Shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of any withholding obligations on the part of the Company, (v) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i), (ii), (iii) and (iv) hereof, or (vi) any other form of legal consideration acceptable to the Committee; provided, however, that no Shares of Stock may be tendered in exercise of an Incentive Stock Option if such Shares were acquired by the Participant through the exercise of an Incentive Stock Option unless (a) such Shares have been held by the Participant for at least one year, and (b) at least two years have elapsed since such prior Incentive Stock Option was granted. The proceeds of sale of Stock subject to the Option are to be added to the general funds of the Company or to the Shares of the Stock held in its Treasury, and used for its corporate purposes as the Board shall determine.
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D.	Option Terms. The term of each Option shall not be more than 10 years from the date of granting thereof or such shorter period as is prescribed in the Award Agreement; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the term of any Incentive Stock Option shall not be more than five years from the date of granting thereof or such shorter period as prescribed in the Award Agreement. Within such limit, and subject to subsections E, F and G, Options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all Participants. The holder of an Option shall have none of the rights of a stockholder with respect to the Shares subject to Option until such Shares shall be issued to him or her upon the exercise of his or her Option.
E.	Termination of Service. Unless otherwise provided in an Award Agreement, in the event a Participant’s service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s service, or (ii) the expiration of the term of the Option as set forth in the Award Agreement; provided, however that if the termination of service is by the Company, an Affiliate or an Employer for cause (as defined in the applicable Award Agreement or, if not defined in such Award Agreement, in the Participant’s employment or services agreement, if applicable), all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Participant does not exercise his or her Option within the time specified in the Award Agreement or this subsection E, as applicable, the Option shall terminate.
F.	Disability. Unless otherwise provided in an Award Agreement, in the event that a Participant’s service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date 12 months following such termination or (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination upon Disability, the Participant does not exercise his or her Option within the time specified in the Award Agreement or this subsection F, as applicable, the Option shall terminate.
G.	Death. Unless otherwise provided in an Award Agreement, in the event a Participant’s service terminates as a result of the Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the time specified in the Award Agreement or this subsection G, as applicable, the Option shall terminate.
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H.	Additional Incentive Stock Option Requirements. The maximum aggregate Fair Market Value (determined at the time an Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company, a Parent and a Subsidiary) shall not exceed $100,000. A Participant who disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.
I.	Cancellation/Repricing. Notwithstanding anything herein to the contrary, the Board may not (except pursuant to Section 15), without the approval of the Company’s stockholders, (i) reduce the purchase price of the Stock under an Option, (ii) cancel an Option in exchange for cash or another Award when the exercise or grant price per Share exceeds the Fair Market Value of one Share, or (iii) take any action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.
7.	Restricted Stock.

The Committee, in its discretion, may grant Restricted Stock, as evidenced by an Award Agreement, which shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

A.	Grant. All or any part of any Restricted Stock Award may be subject to such conditions and restrictions as may be established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, a requirement that a Participant pay a purchase price for such Award, the provision of services for the Company, an Affiliate or an Employer over a specified period of time, employment on a specified date, the achievement of specific performance goals established pursuant to Section 10 and/or applicable securities laws restrictions. Subject to the restrictions set forth in the Award Agreement, during any period during which an Award of Restricted Stock is restricted and subject to a substantial risk of forfeiture, Participants holding Restricted Stock Awards may exercise full voting rights with respect to such Shares and shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are so restricted. Any dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account and may be subject to such restrictions and conditions as the Committee may establish. If the Committee determines that Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to execute and deliver to the Company an escrow agreement satisfactory to the Committee, if applicable, and an appropriate blank stock power with respect to the Restricted Stock covered by such agreement.
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B.	Restrictions. Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the period during which the Award is restricted, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (i) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (ii) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (iii) the Shares shall be subject to forfeiture for such period and subject to satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement; and (iv) to the extent such Shares are forfeited, the stock certificates, if any, shall be returned to the Company, and all rights of the Participant to such Shares and as a stockholder with respect to such Shares shall terminate without further obligation on the part of the Company. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
8.	Restricted Stock Units.

The Committee, in its discretion, may grant Restricted Stock Units, as evidenced by an Award Agreement, which shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

A.	Grant. All or any part of any Restricted Stock Unit Award may be subject to such conditions and restrictions as may be established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, the provision of services for the Company, an Affiliate or an Employer over a specified period of time, employment on a specified date, the achievement of specific performance goals established pursuant to Section 10, and/or applicable securities laws restrictions. Subject to the restrictions set forth in the Award Agreement, during any period during which an Award of Restricted Stock Units is restricted and subject to a substantial risk of forfeiture, Participants holding Restricted Stock Units shall have no rights to dividends or dividend equivalents with respect to Shares subject to such Restricted Stock Units other than as the Committee so provides, in its discretion, in an Award Agreement, and shall have no voting rights with respect to such Awards. Any dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account and may be subject to such restrictions and conditions as the Committee may establish.
B.	Restrictions. Restricted Stock Units awarded to any Participant shall be subject to (i) forfeiture until the expiration of the period during which the Award is restricted, and the satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company, and (ii) such other terms and conditions as may be set forth in the applicable Award Agreement.
C.	Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement, which shall be no later than March 15 of the year following the year in which the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture. The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares or a combination of both.
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9.	Cash-Based Awards.

Cash-Based Awards may be granted hereunder by the Committee to Participants (other than Non-Employee Directors) either alone or in addition to other Awards granted under the Plan. A Cash-Based Award shall be subject to such terms and conditions as may be determined by the Committee, and shall be subject to the satisfaction of such requirements be established by the Committee and set forth in the Award Agreement (or, if applicable, in a resolution duly adopted by the Committee), which may include, but are not limited to, the provision of services for the Company, an Affiliate or an Employer over a specified period of time, employment on a specified date and/or the achievement of specific performance goals established pursuant to Section 10. Cash-Based Awards granted under this Plan shall be payable in cash no later than March 15 of the year following the year in which the Cash-Based Award is no longer subject to a substantial risk of forfeiture.

10.	Performance Goals.

The Committee may, in its sole and absolute discretion, determine that certain Awards should be subject to the satisfaction of such performance goals as shall be established by the Committee and provided in an Award Agreement. The performance goals shall be chosen by the Committee, in its sole and absolute discretion, from among the following: earnings per Share; sales; earnings; cash flow; profitability; revenues; financial return ratios; market performance; stockholder return and/or value; operating profits (including earnings before income taxes, depreciation and amortization); net profits; earnings per Share growth; profit returns and margins; Stock price; working capital; business trends; project milestones; gross margin; operating margin; net margin; market share; expense margins; earnings before interest or taxes; earnings before interest, taxes, depreciation or amortization; net assets; working capital; asset turnover; working capital turnover; debt to equity; debt to capital; return on equity; return on assets; return on net assets; return on invested capital; return on gross assets; cash flow return on investment; cash value added; price to earnings ratio; market to book ratio; market to capital ratio; cost of capital; cost of debt; cost of equity; market risk premium; Stock price appreciation with or without divisions; total stockholder return; economic value added; economic profit; sales growth percents; cash flow growth year over year; return on total capital; new customers; new seat licenses; minutes used; or any combination of the foregoing. The performance goals may relate to the Company, an Affiliate, an Employer or one or more units of such an entity. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify and ascertain the amount of the applicable Award. The Committee shall have the discretion to adjust Awards subject to this Section 10 downward.

11.	Exercisability and Vesting.

Notwithstanding anything herein to the contrary, Options, Restricted Stock Awards and Restricted Stock Unit Awards granted to Employees shall be subject to the following:

A.	General Rule. Except as otherwise determined by the Committee, in its sole discretion, and provided in the applicable Award Agreement, or as provided in subsection B, Options shall vest and become exercisable, and Restricted Stock Awards and Restricted Stock Unit Awards shall vest over a period of not less than one year.
B.	Exceptions. Notwithstanding subsection A, the Committee may, in its sole discretion, provide in an Award Agreement for the accelerated vesting of an Option, Restricted Stock Award or Restricted Stock Unit Award in the event of the Participant’s death, Disability, involuntary termination of employment by the Company without cause (as defined in the applicable Award Agreement or, if not defined in such Award Agreement, in the Participant’s employment or services agreement, if applicable), voluntary termination of employment by the Participant for good reason (as defined in the applicable Award Agreement or, if not defined in such Award Agreement, in the Participant’s employment or services agreement, if applicable) or retirement at or after an age specified by the Committee or as set forth in such Award Agreement, or upon the occurrence of a Change of Control to the extent provided in Section 15.
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12.	Tax Withholding.
A.	Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign income, employment or other taxes required to be withheld with respect to such Award (or exercise thereof).
B.	Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Committee determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
13.	Nontransferability of Awards.

Unless otherwise determined by the Committee and expressly set forth in an Award Agreement, an Award granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws or descent and distribution and an Award may be exercised, if applicable, during the lifetime of the Participant thereof, only by the Participant or his or her guardian or legal representative. Notwithstanding the above, the Committee may not provide in an Award Agreement that an Incentive Stock Option is transferable.

14.	Investment Purpose.

Each Award under the Plan shall be awarded only on the condition that all purchases or other acquisitions of Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with respect to Awards granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of Stock subject to the Award, or upon the happening of any other contingency warranting the release of such condition.

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15.	Adjustments Upon Changes in Capitalization; Change of Control.

Notwithstanding any other provisions of the Plan, the Award Agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding Award and the purchase prices, if applicable, in the event of changes in the outstanding Stock by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which Awards may be granted to an individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company, a Parent or a Subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code. In the event of a Change of Control, notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the following provisions shall apply:

A.	Plan Assumed, Continued or Replaced. If and to the extent that outstanding Awards under the Plan (i) are assumed by the successor corporation (or an affiliate of the successor) or continued, or (ii) are replaced with equity awards that preserve the existing value of the awards at the time of the Change of Control and provide for subsequent payout in accordance with a vesting schedule and performance goals, as applicable, that are the same or more favorable to the Participants than the vesting schedule and performance goals applicable to the Awards, then all such Awards or such substitutes for them shall remain outstanding and be governed by their respective terms and the provisions of the Plan, subject to subsection D below.
B.	Plan Not Assumed, Continued or Replaced. If and to the extent that outstanding Awards under the Plan are not assumed, continued or replaced in accordance with subsection A above, then upon the Change of Control the following treatment shall apply to such Awards: (i) any Awards subject to vesting based only on continued service with the Company, an Affiliate or an Employer shall immediately become fully vested, and as applicable such Awards shall become exercisable with respect to 100% of the Shares subject to the Award for a period of three years from the closing date of the Change of Control; (ii) any performance goals applicable to any Awards shall be deemed to have been achieved at the target performance level and such Awards shall immediately become vested as to a pro rata portion of such Award based on the portion of the performance period that has been completed at the time of the Change of Control (or, if subsection D is applicable, termination of employment); and (iii) any other restrictions and conditions applicable to such Awards shall immediately lapse; provided, however, unless the Change of Control is a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company (within the meaning of Code Section 409A), a Change of Control shall not accelerate the time of payment of Awards and amounts payable under the Plan that are deferred compensation subject to Code Section 409A.
C.	Cash-out of Awards. If and to the extent that outstanding Awards under the Plan are not assumed, continued or replaced in accordance with paragraph (i) above, then the Committee, in its sole discretion, may provide for cancellation of such outstanding Awards at the time of the Change of Control in which case a payment of cash, property or a combination of cash or property shall be made to each such Participant, upon the consummation of the Change of Control, in an amount that is determined by the Committee in its sole discretion to be equivalent to the value of the Award (net of any applicable purchase price in the case of Options) based upon the price per Share of Stock received or to be received by other stockholders of the Company pursuant to the Change of Control (except that, in the case of Options, such payment shall be limited as necessary to prevent the Option from being subject to Code Section 409A).
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D.	Termination without Cause. If and to the extent that (i) outstanding Awards are assumed, continued or replaced in accordance with subsection A above, and (ii) a Participant’s employment with, or performance of services for, the Company, an Affiliate, an Employer or the successor (or an affiliate of the successor) is terminated by the Company, the Affiliate, the Employer or the successor (or an affiliate of the successor) without cause (as defined in the applicable Award Agreement or, if not defined in such Award Agreement, in the Participant’s employment or services agreement, if applicable) within the 18 month period commencing on the closing of the Change of Control, then, as of the date of such Participant’s termination, the Change of Control treatment in subsection B above shall apply to all assumed, continued or replaced awards of such Participant then outstanding.
16.	Amendment and Termination.

The Board may at any time terminate the Plan, or make such modifications to the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval by the holders of Stock, increase the maximum number of Shares as to which Awards may be granted under the Plan (except under the anti-dilution provisions of Section 15), or change the class of Employees to whom Incentive Stock Options may be granted, or withdraw the authority to administer the Plan from a committee whose members satisfy the requirements of Section 5. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, adversely affect the rights of such Participant under such Award.

17.	Effectiveness of the Plan.

The Plan shall become effective upon adoption by the Board subject, however, to its further approval by the stockholders of the Company given within twelve (12) months of the date the Plan is adopted by the Board at a regular meeting of the stockholders or at a special meeting duly called and held for such purpose. Grants of Awards may be made prior to such stockholder approval but all Award grants made prior to stockholder approval shall be subject to the obtaining of such approval and if such approval is not obtained, such Awards shall not be effective for any purpose.

18.	Time of Granting of an Award.

An Award grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an Award to a Participant (but in no event prior to the adoption of the Plan by the Board); provided that, such Award is evidenced by a written Award Agreement duly executed on behalf of the Company and on behalf of the Participant within a reasonable time after the date of the Committee action.

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19.	Term of Plan.

This Plan shall terminate 10 years after the date on which it is approved and adopted by the Board and no Award shall be granted hereunder after the expiration of such 10-year period. Awards outstanding at the termination of the Plan shall continue in accordance with their terms and shall not be affected by such termination.

20.	No Right To Continued Employment.

Nothing in the Plan or in any Award granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Employer or interfere in any way with the right of the Employer to terminate his or her employment at any time.

21.	Choice of Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to conflicts of law.

22.	Data Privacy.

As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 22 for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan and complying with applicable laws, including securities laws. The Participant understands that the Company holds certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares of Stock or directorships held in the Company, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company may transfer the Data internally as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company may further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan and complying with applicable laws, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan and to comply with applicable laws. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

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23.	Indemnification.

To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

24.	Compliance With Code Section 409A.

Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

25.	Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

A.	Any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement or otherwise.
B.	If the Participant, without the consent of the Company, while employed by or providing services to the Company, Parent or any Subsidiary Employer or after termination of such employment or service, violates a noncompetition, nonsolicitation or nondisclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company, Parent or any Subsidiary or Employer, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be cancelled, and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or cash have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.
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novation

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 1:00 a.m., Eastern Time, on October 4, 2018.

Vote by Internet

- Go to **www.investorvote.com/NOVC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 6.

1. Election of Directors:

	For	Withhold
01 - Howard M. Amster	☐	☐
02 - Howard Timothy Eriksen	☐	☐
03 - Barry A. Igdaloff	☐	☐
04 - Lee D. Keddie	☐	☐
05 - David W. Pointer	☐	☐

	For	Against	Abstain
2. Approval of Authorized Share Increase	☐	☐	☐
3. Approval of Continuation of Rights Agreement	☐	☐	☐
4. Approval of Amendment to 2015 Incentive Stock Plan	☐	☐	☐
5. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐
6. Advisory Vote on Executive Compensation	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02WNPD

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

novation

Proxy — Novation Companies, Inc.

Notice of 2018 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — October 4, 2018

David W. Pointer and Carolyn K. Campbell, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Novation Companies, Inc. to be held at the Hampton Inn, 801 Walnut Street, Kansas City, Missouri 64106 on Thursday, October 4, 2018 at 2:00 p.m. Central Daylight Time, or any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, this proxy will be voted in accordance with the recommendations of the Board of Directors.

The Proxies are authorized to vote upon such other business as may properly come before the meeting in accordance with their discretion. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

(Items to be voted appear on reverse side.)